Galaxy Funds

Galaxy Taxable Bond Funds

Annual Report
October 31, 1999

Galaxy Short-Term Bond Fund

Galaxy Intermediate Government Income Fund

Galaxy High Quality Bond Fund

Galaxy Corporate Bond Fund

[LOGO] Galaxy
       Funds
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Chairman's Message

Dear Shareholder:

      Enclosed is the annual report for the Galaxy Taxable Bond Funds that covers the fiscal year ended October 31, 1999. The report includes a Market Overview that explains the different economic and market factors influencing bond investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 1999 appear at the end of the report.

      Unexpected economic strength, inflation concerns and a tighter monetary policy drove bond yields higher during the reporting period. After cutting short-term interest rates by 25 basis points (0.25%) at the start of the period, the Federal Reserve became concerned that the economy was advancing strongly enough to prompt inflation that would curb future growth. This resulted in rate increases later in the period totaling 50 basis points (0.50%). As bond yields rose, the prices for bonds fell sharply. When investors were most uncertain about where interest rates would head, many moved back into securities with the strongest credit quality and liquidity. In this environment, the Galaxy Tax-Exempt Bond Funds benefited from an emphasis on higher-quality issues with good liquidity.

      Although market changes like those of the past year can be unnerving, they are typical of the ups and downs that occur with most investments. Even so, this may be a good time to meet with a financial advisor who can help you determine whether your current strategies suit your long-term goals. Investment professionals at Fleet Bank branches can provide you with a no-obligation analysis that will help you make this comparison and get the most from your portfolio.

      If you are saving for a child's education, or are helping a family member prepare for college, ask our representatives about the Galaxy College Investment Program.

      Galaxy offers an Education IRA which allows for tax-free earnings to accumulate on your investment if used to pay for qualified college expenses. Remember that anyone, not just a child's parents, can make a contribution.

      You might also consider a custodial account such as a Uniform Gift/Transfer to Minor Account (UGMA/UTMA). The UGMA/UTMA account offers another opportunity to transfer assets to minors with favorable tax consequences in preparation for college expenses. Ask your investment professional or tax advisor about this important gifting opportunity.

      If you have any questions about college investing opportunities or information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet branches.

      Sincerely,


      /s/ Dwight E. Vicks, Jr.

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

Mutual Funds:

o     are not bank deposits

o     are not FDIC insured

o     are not obligations of Fleet Bank

o     are not guaranteed by Fleet Bank

o are subject to investment risk including possible loss of principal amount invested
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Market Overview

Bond Market Overview

By Fleet Investment Advisors Inc.

      Prices for bonds fell sharply over the past 12 months as an improving economic outlook raised concern about higher inflation and the direction of interest rates. While current inflation remained modest, interest rates rose and flattened across the yield curve with short-term Treasury yields rising 150 basis points (1.5%) and long-term Treasury yields higher by just under 100 basis points (1%). After slicing short-term rates by 25 basis points (0.25%) in November of 1998, for a total rate cut of 75 basis points (0.75%) since September 1998, the Federal Reserve ("the Fed") raised rates by 25 basis points each at meetings on June 30, 1999 and August 24, 1999. The Fed adopted a tighter monetary policy, framing the actions as reductions of the accommodative monetary policy deemed necessary during the global financial crisis in 1998.

      By taking advantage of investment opportunities in individual market sectors created by near-term market fluctuations during the year, we helped the Galaxy Taxable Bond Funds make the most of this environment.

"The Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, surged from a growth rate of 3.8% in the third quarter of 1998 to 5.9% in the fourth quarter of 1998, for a year-over-year gain of 4.6% -- one of it's strongest showings in years."

A Changeable Outlook

      At the start of the reporting period on November 1, 1998, 30-year Treasury bonds were yielding 5.20% after hitting a low yield of 4.75% in October. Economies overseas were still in turmoil and investors flocked to U.S. Treasury Bonds for safety. The flight to quality caused demand for other fixed-income securities to plummet. The annual rate of inflation, as measured by the Consumer Price Index ("CPI"), was about 1.6% held down by deflationary trends overseas and plummeting commodity prices. To prevent a seizing up in the financial markets and restore confidence in other sectors, the Fed cut interest rates in the fall of 1998.

      As a result, both domestic and global growth rebounded strongly. The Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, surged from a growth rate of 3.8% in the third quarter of 1998 to 5.9% in the fourth quarter of 1998, for a year-over-year gain of 4.6% -- one of it's strongest showings in years.

      Despite low levels of current inflation, which kept the Fed from acting at this time, the yield for 30-year Treasuries rose to 5.62% by the end of March. With energy prices on the rise, consumer spending in an upswing, and the deflationary tailwinds from Asia ebbing, investors became concerned that the Fed would have to start raising rates preemptively to keep an overheated economy from igniting inflation. Headline inflation began to tick up slightly due to energy prices, but core inflation continued to fall reflecting the persistent lack of pricing pressure generally. However, with no signs of moderation in economic growth and the Y2K window closing fast, the Fed raised short-term rates at the end of June, the first time since March of 1997. While generalized wage pressures remained absent, tightening labor markets and the lowest unemployment rate in a generation prompted the Fed to raise short-term rates again in August. Worries over the possible extent of this tightening cycle caused 30-year Treasury yields to rise as high as 6.28% during the month. Signs of softer growth appeared again as the fiscal year closed in October, as both housing and consumer spending slowed in response to higher rates. Yields on long Treasuries ended the year at 6.15%.

Gauging Market Trends

      As the economic outlook improved in the first half of the period, many sectors that had lagged Treasuries began to outperform, especially the lower quality, emerging market, and Yankee sectors. Having placed an extra emphasis on U.S. Government securities last year, in 1999 we selectively increased investments in corporate issues, primarily in non-cyclical sectors. Fund returns also benefited from sizable investments in mortgage-backed securities and asset-backed issues, which were highlighted increasingly throughout the year. In the first half of the year, the corporate bond mar-

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ket suffered from supply fears, as investors worried that a flood of new issues in response to Y2K funding needs would require wider spread levels to attract buyers. As the supply bulge failed to appear, investor appetite picked up in the third quarter and risk premiums narrowed. Top performing corporate sectors through the fiscal year-end included triple-B rated and Yankee (non-domestic) issuers.

"After an average growth rate of about 4% in both 1998 and 1999, we believe GDP will grow more moderately next year. If that's the case, inflation should remain moderate, interest rates could retreat, and bond prices could rally."

Slower Growth Should Prompt Bond Rally

      A greater emphasis on quality and liquidity should benefit the Funds if high interest rates cause economic growth to slow in the coming year, as we expect. Real Fed Funds (adjusted for core CPI) is now at a more restrictive level than at the end of the last Fed tightening cycle in 1994. Based on this measure, further tightening by the Fed will be limited and will focus primarily on trends in core inflation. After an average growth rate of about 4% in both 1998 and 1999, we believe GDP will grow more moderately next year. If that's the case, inflation should remain moderate, interest rates could retreat, and bond prices could rally.

      In the meantime, bonds should remain attractive to investors. Currently, Treasuries offer real (inflation-adjusted) returns of more than 4%, which is high versus historic norms. In addition, risk premiums, which are the incremental yields that investors demand for investing in bonds other than Treasuries, also remain wide versus historical measures. At these valuations, high quality bonds remain an attractive choice for fixed-income investors. Outside of seasonal demand, which typically picks up in the first quarter of a new year, a slowing economy is expected to curtail demand for lower quality product. With private-sector debt levels at a historically high level and higher default rates in the high yield market, we continue to focus on high quality issuers which we feel represent good long term value.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

                                                                      10 Years/
As of October 31, 1999                 1 Year   3 Years    5 Years  Life of Fund
--------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 12/30/91)              -1.38%    3.48%       4.85%      4.54%
--------------------------------------------------------------------------------
Intermediate Government
Income Fund (Inception date 9/1/88)**  -4.83     3.73        5.45       5.76
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High Quality Bond Fund
(Inception date 12/14/90)              -6.34     3.81        6.68       6.68
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- A PRIME SHARES*

As of October 31, 1999                1 Year   3 Years    5 Years  Life of Fund
--------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)               -7.31%     N/A       N/A        -7.31%
--------------------------------------------------------------------------------

* Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for A Prime Shares include the effect of the maximum 4.75% front-end sales charge.
** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series of shares had the same expenses.

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PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                      10 Years/
As of October 31, 1999                 1 Year   3 Years    5 Years  Life of Fund
--------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 12/30/91)                2.67%    5.03%       5.89%      5.21%
--------------------------------------------------------------------------------
Intermediate Government Income Fund
(Inception date 9/1/88)                 -0.86     5.33        6.56       6.27
--------------------------------------------------------------------------------
Corporate Bond Fund
(Inception date 12/12/94)               -0.82     5.15         N/A       6.96
--------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 12/14/90)               -2.52     5.29        7.66       7.24
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                1 Year           1 Year           3 Year            3 Year        Life of Fund      Life of Fund
                            Returns Before    Returns After   Returns Before     Returns After   Returns Before     Returns After
                              Contingent       Contingent       Contingent        Contingent       Contingent        Contingent
As of                       Deferred Sales   Deferred Sales   Deferred Sales    Deferred Sales   Deferred Sales    Deferred Sales
October 31, 1999            Charge Deducted Charge Deducted*  Charge Deducted  Charge Deducted*  Charge Deducted  Charge Deducted*
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 3/4/96)             1.71%            -3.17%           4.13%             3.21%            3.97%             3.48%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Government
Income Fund
(Inception date 11/1/98)           -1.78             -6.47            N/A               N/A             -1.78             -6.47
------------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 3/4/96)            -3.25             -7.82            4.53              3.63             4.02              3.55
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- B PRIME SHARES**

                                      1 Year                    1 Year                    Life of Fund              Life of Fund
                                  Returns Before             Returns After               Returns Before             Returns After
                                    Contingent                Contingent                   Contingent                Contingent
As of                             Deferred Sales            Deferred Sales               Deferred Sales            Deferred Sales
October 31, 1999                  Charge Deducted          Charge Deducted*              Charge Deducted          Charge Deducted*
------------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)              -3.46%                     -8.03%                      -3.46%                    -8.03%
------------------------------------------------------------------------------------------------------------------------------------

*     As if shares were redeemed at end of period.
** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

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Portfolio Reviews

[PHOTO]

Glenn Migliozzi is the managing director of Fixed Income Investments for Fleet Investment Advisors, Inc. He is also a member of Fleet's Taxable Fixed Income Strategy Committee, which has managed the Galaxy Short-Term Bond Fund since October of 1999.

GALAXY SHORT-TERM BOND FUND

By Glenn Migliozzi
Managing Director
Fixed Income Investments

      As short-term interest rates edged higher over the past year, the Galaxy Short-Term Bond Fund benefited from holding sizable investments in Treasury securities and cash, and from keeping its maturity structure near or somewhat shorter than that of its market benchmarks. We further enhanced returns by taking advantage of near-term opportunities to increase yield that market fluctuations created in individual bond sectors.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 2.67%, and its Retail A Shares had a total return of 2.43% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 1.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Over the same period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 2.98%, and the Lehman One-to-Three-Year Government Index had a total return of 2.97%.

      On October 31, 1999, when the reporting period ended, the Galaxy Short-Term Bond Fund had an average maturity near that of the Fund's benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 5.31%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 4.96%, and Retail B Shares had a 30-day SEC annualized yield of 4.34%.

Enhancing Return as Yields Rose

      In the final months of 1998 and the first months of 1999, the Fund benefited from earlier additions of short-term issues, whose prices suffered less than those with longer maturities as interest rates rose. Of further help was the Fund's exposure to high-quality corporate bonds, which recorded relatively good results as the economic outlook indicated continued strength. Holdings in mortgage-backed securities also performed well, as rising interest rates reduced the risk of home-loan prepayments. During this time we increased investments in mortgage-backed securities and made opportunistic trades within the corporate sector.

      In the second quarter of 1999, with robust growth and the Fed's rate hike of 25 basis points (0.25%), yields for shorter maturities rose 30 to 70 basis points. While corporate bonds suffered from lighter demand and increased supplies at this time, the added income from corporates more than compensated for the slight lag in their price performance. During the second quarter, we took advan-

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PORTFOLIO REVIEWS

tage of selected opportunities in corporates, as well as in asset-backed and mortgage-backed securities.

      With a further rise in yields, the higher yields earned on non-Treasury debt helped offset any extra price loss by those securities. Anticipating a continued flight to quality, we added Treasury securities to the portfolio and increased the Fund's cash position. We also continued to take advantage of selected trading opportunities that arose from market fluctuations.

Defensive Posture to Continue

      Given the many uncertainties that investors will face at the end of 1999, we intend to focus new purchases on issues that mature next year when many of these concerns should be resolved. In addition, we plan to maintain large investments in Treasuries and cash. Besides giving the Fund added liquidity, Treasuries could benefit from any year-end flight to quality. As always, we plan to focus on high-quality securities in other sectors and make the most of new investment opportunities that arise.

Galaxy Short-Term Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following table was originally a pie chart in the printed materials.]

      Repurchase Agreement and Net Other Assets & Liabilities          13%
      Commercial Paper                                                  2%
      U.S.Government and Agency Obligations                            31%
      Asset-Backed and Mortgage-Backed Securities                      21%
      Corporate Notes and Bonds                                        33%

Galaxy Short-Term Bond Fund

Growth of $10,000 investment*

[The following table was originally a mountain graph in the printed materials.]

                                                            12/30/91     10/31/99
Lehman Brothers One to Three Year Government Bond Index      $10,000      $15,562
Galaxy Short-Term Bond Fund - Retail A Shares                $ 9,625      $14,164
Galaxy Short-Term Bond Fund - Trust Shares                   $10,000      $14,888
Galaxy Short-Term Bond Fund - Retail B Shares                $10,000      $11,335


* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 3.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

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PORTFOLIO REVIEWS

[PHOTO]

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager

      In a climate where investors were concerned that rising interest rates would curtail future growth and generally favored U.S. Government securities and other issues with higher credit quality, the Galaxy Intermediate Government Income Fund benefited from sizable holdings in government debt. We further enhanced returns during this time by taking advantage of attractive yield opportunities that arose in other sectors and by emphasizing investments with longer maturities. While the increased yield from longer maturities was sometimes offset by the lesser price performance of these issues, we feel the Fund's longer maturity structure should serve it well once interest rates fall and bond prices rally.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -0.86% and its Retail A Shares had a total return of -1.11% before deducting the maximum 3.75% front-end sales charge. During the same period, the Fund's Retail B Shares had a total return of -1.78% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Those returns compare with a total return of -0.83% for the average intermediate government bond fund tracked by Lipper, a total return of 0.99% for the Lehman Brothers Intermediate Government/Corporate Intermediate Bond Index and a total return of 0.53% for the Lehman Brothers Aggregate Bond Index. As of October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.76%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 5.38% and Retail B Shares had a 30-day SEC annualized yield of 4.82%.

Adapting to Economic Changes

      In the first half of the reporting period, the Fund increased investments in corporate, asset-backed, and mortgage-backed securities as well as in issues of U.S. Government agencies. Besides being attractive on an historical basis, the yields of these "spread products" provided some protection as interest rates rose and bond prices fell. To facilitate these purchases, we reduced our allocation in Treasuries. Continually throughout the period, U.S. Government issues represented more than 70% of the portfolio, which is well above the 65% threshold required by the Fund's investment policies.

      During this time we maintained a "barbelled" maturity structure, which overweights both long and short maturities and underweights intermediate maturities. This positioning is optimal when the yield curve flattens, and serves to minimize the impact of falling prices as short-term interest rates rise more than long-term interest rates. During this time, interest rates on long-term Treasuries rose 100 basis points while interest rates on short-term Treasuries rose nearly 170 basis points, which is typical in an environment of monetary policy tightening. We reduced the Fund's duration early in the period when long-term Treasury yields fell below 5.0%. Overall, this gave the Fund a duration that was about 105% of the duration for the average of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index. When the 30-year Treasury yield moved above 5.40% in the first quarter of 1999, we extended the Fund's duration to 109% of that of the Index.

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PORTFOLIO REVIEWS

      As yield spreads increased in the second quarter of 1999, we added selectively to bonds of domestic banks and intermediate-term industrials and consumer non-cyclicals. Throughout the period, however, holdings of corporate issues remained light versus the Fund's benchmark, a blend of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index. We did maintain a significant overweight in mortgages due to their ongoing attractive valuation, and increased holdings as the year progressed. At the end of the period, weightings in mortgage-backed securities were about double those of the benchmark. We reduced positions in intermediate-term corporates in favor of government issues, as spread levels between these two sectors narrowed dramatically. As real (inflation-adjusted) yields rose, the Fund's duration was increased periodically when interest rates spiked to historically attractive levels. While relative value was deemed high, these moves also made the Fund more sensitive to changes in interest rates. The Fund's duration was extended a final time in June as long-term Treasury yields rose above 6%. By the end of June, the duration was approximately 114% of that for the benchmark.

Strategies for Slower Growth

      If slower growth allows yields to fall and prices to rally, as we expect, longer-maturity issues should enjoy strong gains. In the meantime, they provide the Fund with added income. The Fund should also benefit from its investments in agencies and mortgage-backed securities, whose strong credit quality is likely to attract investors in a less robust economy.

Galaxy Intermediate Government Income Fund

Distribution of Total Net Assets as of October 31, 1999

[The following table was originally a pie chart in the printed materials.]

      Asset-Backed Securities, Foreign Bonds, Repurchase Agreement
        and Net Other Assets & Liabilities                              6%
      Mortgage-Backed Securities                                       30%
      U.S. Government and Agency Obligations                           49%
      Corporate Notes and Bonds                                        15%

Galaxy Intermediate Government Income Fund

Growth of $10,000 investment*

[The following table was originally a mountain graph in the printed materials.]

                                                                   9/1/88     10/31/99
Lehman Brothers Aggregate Bond Index                              $10,000      $23,892
Lehman Brothers Intermediate Government/Corporate Bond Index      $10,000      $23,781
Galaxy Intermediate Government Income Fund - Retail A Shares      $ 9,625      $20,046
Galaxy Intermediate Government Income Fund - Trust Shares         $10,000      $21,038
Galaxy Intermediate Government Income Fund - Retail B Shares      $10,000      $ 9,353

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

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PORTFOLIO REVIEWS

[PHOTO]

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994. He has managed other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

      Trust Shares of the Galaxy Corporate Bond Fund earned a total return of -0.82% for the 12 months ended October 31, 1999. That compares to total returns of -0.07% for the average intermediate investment-grade bond fund tracked by Lipper and -0.66% for the Lehman Brothers Intermediate Government/Corporate Bond Index. At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 5.85%.

Seizing Investment Opportunities

      With investors concerned about the outlook for the economy at the end of calendar year 1998, we found selected opportunities to purchase attractively priced corporate bonds. In addition, because overblown fears regarding the risk of home-loan prepayments had made the prices of mortgage-backed securities more attractive, we also increased our mortgage exposure and took advantage of trading opportunities in that sector.

      These strategies proved rewarding to Fund shareholders in the first months of calendar year 1999. With an improving outlook for the economy and profits, corporate bonds performed well. As rising interest rates reduced the risk of home-loan prepayments, a strong performance by mortgage-backed securities further enhanced returns. In response to the higher interest rates, we trimmed investments in the debt of financial firms, which are especially sensitive to climbing yields. We also took profits in bonds issued by drug and retail companies that had recorded good relative price performance. We used the proceeds from these sales to purchase the debt of telecommunications and industrial firms that offered good value, and we increased the Fund's exposure to bonds issued by U.S. Government agencies.

      With the appearance of slower economic growth during the second quarter of 1999, securities possessing strong liquidity and high credit quality outperformed. As a result, the Fund benefited from its sizable holdings in Treasuries, agencies, and corporates with strong credit ratings. As increased supplies of corporate bonds during this period made their prices more attractive, we took advantage of opportunities to purchase the debt of utility and industrial firms. We also continued to buy agencies and mortgage-backed securities, as well as some dollar-denominated "Yankee" bonds issued in the U.S. by foreign entities.

      These investments helped to bolster yields in the final months of the fiscal year. In recent months, we made further investments in Yankees, asset-backed securities and agencies. To give the Fund added liquidity, we also increased investments in Treasuries. We financed these purchases with sales of utility and industrial bonds that had experienced good relative price performance.

      Throughout the fiscal year, we undertook a substantial number of opportunistic trades, swapping out of Treasuries into new-issue corporate securities, then back into Treasuries again, achieving a moderate gain on most of these "round-

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PORTFOLIO REVIEWS

trips." The cumulative effect of these opportunistic transactions was favorable to the Fund's return.

Reduced Weighting in Corporate Bonds

      The Fund's allocation to corporate bonds is now less than it was a year ago. With the prospect of slower growth and more moderately expanding earnings, we think that corporate bonds could underperform in months to come. The Fund should also benefit from a larger weighting in Treasuries and agencies. We believe these securities could outperform as supplies of new issues from these sectors ebb due to the Federal budget surplus and less vigorous housing activity, and as economic uncertainty drives investors to securities with strong credit quality and liquidity. Once prices for corporate bonds become more attractive, we plan to look for opportunities to rebuild the Fund's weighting in that sector. In the meantime, we may make additional purchases of Yankees, which should benefit from continued improvement in economies abroad.

Galaxy Corporate Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following table was originally a pie chart in the printed materials.]

      Asset-Backed and Mortgage-Backed Securities                       7%
      Repurchase Agreement and Net Other Assets & Liabilities           2%
      Foreign Bonds                                                     2%
      Corporate Notes and Bonds                                        63%
      U.S. Government and Agency Obligations                           26%

Galaxy Corporate Bond Fund

Growth of $10,000 investment*

[The following table was originally a mountain graph in the printed materials.]

                                                                 12/12/94     10/31/99
Lehman Brothers Intermediate Government/Corporate Bond Index      $10,000      $15,263
Galaxy Corporate Bond Fund - Trust Shares                         $10,000      $13,896


* Since inception on 12/12/94. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO]

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

GALAXY HIGH QUALITY BOND FUND

By Marie Schofield
Portfolio Manager

      In the first half of the reporting period, as the global economic outlook improved and risk premiums contracted, corporate, asset-backed, and mortgage-backed securities outperformed Treasuries. Additional commitments made to these sectors benefited Fund returns. Later in the period, risk premiums in selected sectors saw renewed widening while certain favored sectors, such as U.S. Government agency and mortgage-backed issues, asset-backed issues, and especially the Yankee sector, continued to perform well. Throughout the period we continued to increase our allocations to mortgage-backed and asset-backed securities and adjusted our weightings to the corporate sector in order to take advantage of these changes. During this time, we also remained overweighted in short and long maturities following a barbell strategy throughout much of the year. This positioning is optimal when the yield curve flattens and serves to minimize the impact of falling prices as short-term interest rates rise more than long-term interest rates. During this time, interest rates on long-term Treasuries rose 100 basis points while interest rates on short-term Treasuries rose nearly 170 basis points -- typical in an environment of monetary policy tightening.

      As real yields rose, the Fund's duration was increased periodically when interest rates spiked to historically attractive levels. While relative value was deemed high, these moves also made the Fund more sensitive to changes in interest rates. As rates continued to march upward and top out at levels above 6%, the Fund underperformed for the reporting period. Since the Fund is generally not permitted to invest in foreign securities, its returns also suffered from an absence of dollar-denominated "Yankee" bonds issued by foreign corporations and institutions. Yankee bonds saw stellar performance during the period in response to exceptional demand, as wide spread levels attracted investors. Financial issues also performed well during the period.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of -2.52%. Over the same time, Retail A Shares of the Fund had a total return of -2.66% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of -3.46% before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund had a total return of -2.68% before deducting the maximum 4.75% front-end sales charge and its B Prime Shares had a total return of -3.46% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)

      Over the same 12-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of -0.92%, the Lehman Brothers Government/Corporate Bond Index had a total return of -0.66% and the Lehman Brothers Long-Term Government/ Corporate Bond Index had a total return of -4.31%. The Fund has changed its benchmark from the Lehman Brothers Long-Term Government/ Corporate Bond Index to the Lehman Brothers Government/Corporate Bond Index, which is comprised of securities with remiaining maturities that more closely approximate the remaining maturities of those securities held by the Fund.

      On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.76%, its Retail A Shares had a 30-day SEC annualized yield of 5.41% and its Retail B Shares had a 30-day SEC annualized yield of 5.00%. On such date, the Fund's A Prime Shares had a 30-day SEC annualized yield of 5.66% and its B Prime Shares had a 30-day SEC annualized yield of 4.89%.

Portfolio Adjustments

      Early in the fiscal year, we reduced Treasuries in favor of additional corporate, asset-backed, and mortgage-backed securities, as well as U.S. Government agency issues. As the yield for 30-year

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

Treasuries fell below 5% in December of 1998, we reduced the Fund's duration to 104% of benchmark duration. When the 30-year Treasury yield moved above 5.40% in the first quarter of 1999, we extended the Fund's duration to 109% of that for the Index.

      As the global economic outlook brightened in the first and second quarters of 1999, corporate securities performed well versus Treasuries and our higher allocation to this sector helped Fund performance. Specifically, our overweights included issues in industrials, consumer non-cyclicals, and telecommunications due to their stable outlook and strong credit quality. We remained underweighted in corporate bonds issued by financial firms. We also found opportunities in high-quality debt of retailers, drug companies, and energy firms. While corporate bonds underperformed in the second half-year period, due to expectations of a glut of new supply ahead of Y2K, agency, mortgage-backed and asset-backed securities continued to contribute positively to Fund returns. In June, after the yield on the 30-year Treasury bonds reached 6.15%, we further extended the Fund's duration to 114% of the duration for its benchmark.

      As rates rose further in the final months of the period, the Fund benefited from its focus on better-quality issues and from a barbelled maturity structure. The higher yields on investments in mortgage-backed securities and corporate bonds helped to offset the price declines in those sectors. When risk premiums on U.S. Government agencies became more attractive, we added to holdings in that sector. As we approached the final quarter of this calendar year, we increased investments in Treasuries in an effort to highlight liquidity.

Prepared for Slower Growth

      With a duration that remains 114% of its benchmark, the Fund should enjoy strong gains when growth finally slows and bond prices rally. Tentative evidence of slowing is already apparent in the housing sector and consumer demand has slowed somewhat. In addition, employment gains have begun to soften. The Fed is resolved to slow economic growth to head off any inflationary pressures from tight labor markets. How much additional tightening, if any, that is required to achieve this goal remains a major question. With the eventual slowdown, the Fund should benefit from its emphasis on high credit quality and its longer maturity structure.

Galaxy High Quality Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following table was originally a pie chart in the printed materials.]

      Foreign Bond, Repurchase Agreement and
        Net Other Assets & Liabilities                                  4%
      Mortgage-Backed Securities                                       18%
      U.S. Government and Agency Obligations                           40%
      Asset-Backed Securities                                           6%
      Corporate Notes and Bonds                                        32%

Galaxy High Quality Bond Fund

Growth of $10,000 investment*

[The following table was originally a mountain graph in the printed materials.]

                                                              12/14/90     10/31/99
Lehman Brothers Long-Term Government/Corporate Bond Index      $10,000      $20,028
Lehman Brothers Government/Corporate Bond Index                $10,000      $23,623
Galaxy High Quality Bond Fund - Retail A Shares                $ 9,625      $17,762
Galaxy High Quality Bond Fund - Trust Shares                   $10,000      $18,602
Galaxy High Quality Bond Fund - Retail B Shares                $10,000      $11,362
Galaxy High Quality Bond Fund - A Prime Shares                 $ 9,525      $ 9,269
Galaxy High Quality Bond Fund - B Prime Shares                 $10,000      $ 9,197


* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed in the fourth year after purchase) and maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The Lehman Brothers Long-Term Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

--------------------------------------------------------------------------------
Shareholder Services

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, A Prime and B Prime Share investors. Please consult your Fund Prospectus.

Shares of the Funds are distributed through Provident Distributors, Inc., member NASD and SIPC.

--------------------------------------------------------------------------------
Short-Term Bond Fund

Portfolio of Investments
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

CORPORATE NOTES AND BONDS - 32.55%

                  Automobile Finance - 11.75%

$ 1,000,000       Associates Corp. of North America
                  Senior Note
                  5.50%, 02/15/02 ..........................     $    975,000
  1,250,000       Ford Motor Credit Co.
                  6.85%, 08/15/00 ..........................        1,256,051
    250,000       Ford Motor Credit Co.
                  6.25%, 11/08/00 ..........................          249,778
  1,200,000       Ford Motor Credit Co.
                  5.75%, 01/25/01 ..........................        1,191,000
    500,000       Ford Motor Credit Co.
                  7.00%, 09/25/01 ..........................          503,750
    500,000       General Motors Acceptance Corp.
                  5.63%, 02/15/01 ..........................          495,000
  2,000,000       General Motors Acceptance Corp.
                  7.13%, 05/01/01 ..........................        2,017,500
                                                                 ------------
                                                                    6,688,079
                                                                 ------------

                  Finance - 10.25%

  2,000,000       Caterpillar Financial Services Corp., MTN
                  5.47%, 09/12/01 ..........................        1,960,000
  1,600,000       General Electric Capital Corp.
                  Series A, MTN
                  6.33%, 09/17/01 ..........................        1,598,000
    770,000       General Electric Capital Corp., MTN
                  6.81%, 11/03/03 ..........................          772,926
  1,500,000       Wells Fargo Company, (C)
                  5.71%, 10/31/01 ..........................        1,500,015
                                                                 ------------
                                                                    5,830,941
                                                                 ------------

                  Transportation - 3.21%

  1,820,000       Norfolk Southern Corp.
                  6.70%, 05/01/00 ..........................        1,826,825

                  Technology - 3.49%

  2,000,000       International Business
                  Machines Corp., MTN
                  5.80%, 05/15/01 ..........................        1,985,000
                                                                 ------------

                  Industrial - 2.16%

  1,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A) ......................          942,500
    300,000       Xerox Corp.
                  5.50%, 11/15/03 ..........................          285,750
                                                                 ------------
                                                                    1,228,250
                                                                 ------------

                  Utilities - 1.69%

$ 1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04 ..........................          961,250
                                                                 ------------
                  Total Corporate Notes and Bonds..                18,520,345
                                                                 ------------
                  (Cost $15,636,447)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.51%

                  U.S. Treasury Notes - 8.46%

  2,125,000       6.25%, 10/31/01 ..........................        2,142,786
  1,000,000       5.88%, 09/30/02 ..........................        1,000,070
    500,000       4.25%, 11/15/03 ..........................          469,700
  1,200,000       6.00%, 08/15/04 ..........................        1,203,324
                                                                 ------------
                                                                    4,815,880
                                                                 ------------

                  Government National
                  Mortgage Association - 6.27%

  1,421,991       6.50%, 09/15/13, Pool  476201 ............        1,396,652
    893,628       7.00%, 11/15/13, Pool  780921 ............          896,693
    234,235       7.00%, 04/15/29, Pool  458548 ............          229,768
    982,495       7.00%, 04/15/29, Pool  458549 ............          963,759
     83,701       7.00%, 05/15/29, Pool  483358 ............           82,102
                                                                 ------------
                                                                    3,568,974
                                                                 ------------

                  Federal Home Loan Bank - 5.26%

  1,000,000       5.63%, 03/19/01 ..........................          994,100
  2,000,000       6.23%, 09/19/01 ..........................        1,999,680
                                                                 ------------
                                                                    2,993,780
                                                                 ------------

                  Federal Home Loan
                  Mortgage Corporation - 5.08%

  1,059,133       5.50%, 08/01/00, Pool  M80285 ............        1,053,933
  1,000,000       6.25%, 07/15/04 ..........................          992,500
    103,018       7.00%, 05/01/19, Pool  D29158 ............          103,572
    745,138       6.50%, 11/15/23, Pool  002008 ............          738,149
                                                                 ------------
                                                                    2,888,154
                                                                 ------------

                  Federal Farm Credit Bank - 3.51%

  2,000,000       6.10%, 09/24/01, MTN .....................        1,995,320
                                                                 ------------

                  Federal National
                  Mortgage Association - 2.93%

    797,869       6.50%, 03/01/12, Pool  313409 ............          784,066
    920,101       6.00%, 01/01/14, Pool  482523 ............          885,597
                                                                 ------------
                                                                    1,669,663
                                                                 ------------
                  Total U.S. Government
                  and Agency Obligations ...................       17,931,771
                                                                 ------------
                  (Cost $18,174,002)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Short-Term Bond Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

ASSET- BACKED AND MORTGAGED-BACKED SECURITIES - 21.06%

$ 4,000,000       Chemical Master Credit Card Trust I
                  Series 1995-2, Class A
                  6.23%, 06/15/03 ..........................     $  3,997,480
  1,500,000       Discover Card Master Trust I
                  Series 1999-1, Class A
                  5.30%, 08/15/04 ..........................        1,455,930
    975,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A3
                  6.20%, 04/15/02 ..........................          973,781
  1,000,000       MBNA Master Credit Card Trust II
                  Series1995-F, Class A
                  6.60%, 01/15/03 ..........................        1,002,500
  1,433,003       Norwest Asset Securities Corp.
                  Series 1997-17, Class A1, CMO
                  6.75%, 11/25/27 ..........................        1,431,212
  1,096,874       Prudential Home Mortgage Securities
                  Series 1996-7, Class A-1, CMO
                  6.75%, 06/25/11 ..........................        1,094,132
    763,262       Prudential Home Mortgage Securities
                  Series 1993-38, Class A3, CMO
                  6.15%, 09/25/23 ..........................          750,615
  1,031,250       Ryland Mortgage Securities Corp.
                  Series 1993-3, Class A, CMO
                  6.71%, 08/25/08 ..........................        1,028,672
    250,000       Sears Credit Account Master Trust
                  Series 1996-2, Class A
                  6.50%, 10/15/03 ..........................          250,000
                                                                 ------------
                  Total Asset-Backed and

                  Mortgage-Backed Securities ...............       11,984,322
                                                                 ------------
                  (Cost $15,190,260)

COMMERCIAL PAPER (B) - 1.75%

  1,000,000       BMW US Capital Corp.
                  5.29%, 11/26/99 ..........................          996,333
                                                                 ------------
                  Total Commercial Paper ...................          996,333
                                                                 ------------
                  (Cost $996,333)

REPURCHASE AGREEMENT - 11.96%

  6,805,000       Repurchase Agreement with:
                  Chase Manhattan Bank
                  5.20%, 11/01/99, dated 10/29/99
                  Repurchase Price $6,807,949
                  (Collateralized by U.S. Treasury Bond
                  10.63%, Due 08/15/15;
                  Total Par $4,910,000
                  Market Value $6,947,650) .................        6,805,000
                                                                 ------------
                  Total Repurchase Agreement ...............        6,805,000
                                                                 ------------
                  (Cost $6,805,000)

Total Investments - 98.83% .................................       56,237,771
                                                                 ------------
(Cost $56,802,042)

Net Other Assets and Liabilities - 1.17% ...................          665,307
                                                                 ------------
Net Assets - 100.00% .......................................     $ 56,903,078
                                                                 ============

----------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $942,500 or 1.66% of net assets.
(B)   Discount yield at time of purchase.
(C) Floating rate note. Interest rate shown reflects rate in effect at October 31, 1999.
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Government Income Fund

Portfolio of Investments
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.88%

                  U.S. Treasury Bonds - 17.31%

$   500,000       11.13%, 08/15/03 .........................     $    583,745
  1,200,000       11.88%, 11/15/03 .........................        1,442,772
  2,350,000       12.00%, 08/15/13 .........................        3,221,709
  1,050,000       7.50%, 11/15/16 ..........................        1,158,318
  6,735,000       8.88%, 08/15/17 ..........................        8,397,669
  3,000,000       8.50%, 02/15/20 ..........................        3,666,540
  3,000,000       8.75%, 05/15/20 ..........................        3,755,160
  1,500,000       8.75%, 08/15/20 ..........................        1,879,605
  3,500,000       7.88%, 02/15/21 ..........................        4,045,685
  6,750,000       8.13%, 08/15/21 ..........................        8,008,740
  4,000,000       6.88%, 08/15/25 ..........................        4,222,160
  1,500,000       6.38%, 08/15/27 ..........................        1,493,040
    800,000       6.13%, 11/15/27 ..........................          772,480
  2,000,000       5.50%, 08/15/28 ..........................        1,776,340
  3,000,000       5.25%, 11/15/28 ..........................        2,578,920
  1,000,000       5.25%, 02/15/29 ..........................          866,280
  2,750,000       6.13%, 08/15/29 ..........................        2,740,348
                                                                 ------------
                                                                   50,609,511
                                                                 ------------

                  U.S. Government-Backed Bonds - 11.17%

  4,830,000       A.I.D. State of Israel
                  Series 2-D
                  5.63%, 09/15/03 ..........................        4,703,116
  6,450,000       A.I.D. State of Israel
                  Series 8-B
                  6.05%, 08/15/00 ..........................        6,450,258
  5,000,000       A.I.D. State of Israel
                  Series 8-B
                  6.38%, 08/15/01 ..........................        5,014,750
  5,000,000       A.I.D. State of Israel
                  Series 8-C
                  6.63%, 08/15/03 ..........................        5,038,300
  6,200,000       Private Export Funding Corp.
                  Series B
                  6.49%, 07/15/07 ..........................        6,099,250
  5,432,567       Small Business Administration
                  Participation Certificates
                  Series SBIC-PS 1955-10B
                  7.25%, 05/10/05 ..........................        5,351,079
                                                                 ------------
                                                                   32,656,753
                                                                 ------------

                  Federal Home Loan
                  Mortgage Corporation - 7.11%

  5,500,000       5.20%, 11/15/99 (A) ......................        5,488,878
  5,000,000       6.25%, 07/15/04 ..........................        4,962,500
  5,000,000       5.13%, 10/15/08 ..........................        4,478,950
    360,000       6.63%, 09/15/09 ..........................          358,200
  5,500,000       7.50%, 06/01/28 ..........................        5,520,625
                                                                 ------------
                                                                   20,809,153
                                                                 ------------

                  U.S. Treasury Notes - 5.55%

  2,500,000       6.38%, 03/31/01 ..........................        2,520,725
  2,540,000       6.50%, 05/31/02 ..........................        2,578,227
  7,720,000       7.00%, 07/15/06 ..........................        8,062,150
  3,000,000       6.50%, 10/15/06 ..........................        3,053,460
                                                                 ------------
                                                                   16,214,562
                                                                 ------------

                  Federal National
                  Mortgage Association - 4.79%

  4,500,000       5.72%, 01/09/01, MTN .....................        4,483,305
    565,000       6.38%, 06/15/09 ..........................          551,683
  2,050,000       6.16%, 08/07/28 ..........................        1,854,041
  7,000,000       8.00%, 09/01/29 ..........................        7,131,250
                                                                 ------------
                                                                   14,020,279
                                                                 ------------

                  Federal Farm Credit Bank (A) - 2.42%

  7,100,000       5.13%, 11/15/99 ..........................        7,085,836
                                                                 ------------

                  U.S. Treasury Strips (A) - 0.53%

  5,000,000       1.78%, 11/15/17 Interest only, (B) .......        1,541,750
                                                                 ------------
                  Total U.S. Government
                  and Agency Obligations ...................      142,937,844
                                                                 ------------
                  (Cost $135,259,086)

MORTGAGE-BACKED SECURITIES - 30.04%

                  Government National
                  Mortgage Association - 15.35%

  5,495,246       6.50%, 07/15/09, Pool  780357 ............        5,423,094
     21,304       6.50%, 06/15/13, Pool  462795 ............           20,925
    414,344       6.50%, 07/15/13, Pool  468077 ............          406,960
    959,475       6.50%, 09/15/13, Pool  464192 ............          942,377
    351,748       6.50%, 09/15/13, Pool  476619 ............          345,480
    457,093       6.50%, 09/15/13, Pool  487907 ............          448,947
    472,617       7.00%, 09/15/13, Pool  484233 ............          474,238
     94,473       6.50%, 10/15/13, Pool  464249 ............           92,789
  1,873,752       6.50%, 10/15/13, Pool  477500 ............        1,840,362
    482,995       6.50%, 10/15/13, Pool  481575 ............          474,388
    486,459       6.50%, 11/15/13, Pool  475712 ............          477,639
    475,436       6.50%, 11/15/13, Pool  492010 ............          466,816
     85,632       5.50%, 12/15/13, Pool  495780 ............           80,869
    408,100       5.50%, 01/15/14, Pool  464491 ............          385,397
    484,005       5.50%, 02/15/14, Pool  464568 ............          457,079
    483,020       5.50%, 03/15/14, Pool  487579 ............          456,149
    359,336       5.50%, 03/15/14, Pool  501523 ............          339,346
     66,431       5.50%, 04/15/14, Pool  496599 ............           62,736
    533,479       5.50%, 04/15/14, Pool  505596 ............          503,801
    467,912       5.50%, 04/15/14, Pool  506448 ............          441,882
    630,496       5.50%, 05/15/14, Pool  480524 ............          595,421
    492,037       5.50%, 05/15/14, Pool  505667 ............          464,665
    582,528       5.50%, 06/15/14, Pool  434398 ............          550,122
    450,431       5.50%, 06/15/14, Pool  507142 ............          425,373
    734,432       6.63%, 07/20/21, Pool  008809(D) .........          740,858
  2,604,637       6.38%, 04/20/22, Pool  008956(D) .........        2,630,266

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Government Income Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

                  Government National
                  Mortgage Association (continued)

$ 1,468,557       6.50%, 12/15/28, Pool  495775 ............     $  1,403,382
  3,976,386       7.00%, 12/15/28, Pool  483886 ............        3,900,557
    321,134       7.00%, 01/15/29, Pool  499333 ............          315,011
  3,318,610       7.00%, 02/15/29, Pool  486937 ............        3,255,324
  3,373,092       6.00%, 03/15/29, Pool  464632 ............        3,130,634
  3,432,582       6.00%, 04/15/29, Pool  499445 ............        3,185,848
    994,653       6.50%, 04/15/29, Pool  506494 ............          950,511
  5,995,679       7.50%, 09/15/29, Pool  508805 ............        6,010,668
  3,197,398       7.50%, 09/15/29, Pool  508811 ............        3,205,392
                                                                 ------------
                                                                   44,905,306
                                                                 ------------

                  Federal Home Loan
                  Mortgage Corporation - 8.90%

  5,000,000       6.70%, 07/15/06, Pool  1233-G ............        4,998,400
  6,770,733       5.00%, 12/01/13, Pool  E73815 ............        6,255,616
  5,000,000       6.00%, 04/15/22, Pool  2118QC ............        4,751,550
  4,348,579       6.50%, 10/15/23, Pool  001990 ............        4,309,137
  5,508,000       8.50%, 10/01/29, Pool  G01072 ............        5,705,902
                                                                 ------------
                                                                   26,020,605
                                                                 ------------

                  Federal National
                  Mortgage Association - 4.12%

  2,156,109       5.00%, 05/01/09, Pool  326584 ............        2,023,125
      1,789       8.00%, 12/01/09, Pool  313180 ............            1,828
  1,459,918       6.00%, 04/01/11, Pool  398072 ............        1,416,120
    536,742       6.00%, 06/01/14, Pool  484967 ............          516,276
  3,315,163       6.00%, 06/01/14, Pool  495200 ............        3,188,756
    700,238       6.00%, 06/01/14, Pool  500131 ............          673,538
  2,183,829       6.75%, 04/25/21, Pool  0096-4 ............        2,185,860
  1,000,000       8.00%, 09/01/29, Pool  515880 ............        1,018,750
  1,000,100       8.00%, 09/01/29, Pool  518157 ............        1,018,852
                                                                 ------------
                                                                   12,043,105
                                                                 ------------

                  Structured Mortgage Product - 1.67%

  1,828,124       Prudential Home Mortgage Securities
                  Series 1996-7, Class A-1, CMO
                  6.75%, 06/25/11 ..........................        1,823,554
  3,110,809       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 ..........................        3,049,079
                                                                 ------------
                                                                    4,872,633
                                                                 ------------
                  Total Mortgage-Backed Securities .........       87,841,649
                                                                 ------------
                  (Cost $89,100,999)

CORPORATE NOTES AND BONDS - 15.20%

                  Banking - 4.62%

  7,500,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 ..........................        7,500,000
  6,000,000       Nations Bank Texas
                  National Association, MTN
                  6.35%, 03/15/01 ..........................        5,992,500
                                                                 ------------
                                                                   13,492,500
                                                                 ------------

                  Utilities - 3.19%

  5,125,000       Baltimore Gas & Electric
                  6.50%, 02/15/03 ..........................        5,080,156
  1,975,000       Emerson Electric Co.
                  5.85%, 03/15/09 ..........................        1,829,344
  2,500,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 ..........................        2,415,625
                                                                 ------------
                                                                    9,325,125
                                                                 ------------

                  Consumer Cyclicals - 2.93%

  5,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (C) ......................        4,712,500
  2,500,000       Stanford University
                  5.85%, 03/15/09 ..........................        2,285,050
  1,575,000       Wal-Mart Stores, Inc.
                  6.88%, 08/10/09 ..........................        1,582,875
                                                                 ------------
                                                                    8,580,425
                                                                 ------------

                  Finance - 2.59%

  1,000,000       American Express
                  6.75%, 06/23/04 ..........................          991,250
  1,650,000       National Rural Utilities
                  5.50%, 01/15/05 ..........................        1,536,563
  5,000,000       Pitney Bowes Credit Corp.
                  Series C, MTN
                  6.78%, 07/16/01 ..........................        5,043,750
                                                                 ------------
                                                                    7,571,563
                                                                 ------------

                  Automobile Finance - 1.87%

  2,100,000       Ford Motor Credit Co.
                  6.25%, 11/08/00 ..........................        2,098,131
    910,000       Ford Motor Credit Co.
                  6.55%, 09/10/02 ..........................          903,175
  2,500,000       Ford Motor Credit Co.
                  6.70%, 07/16/04 ..........................        2,475,000
                                                                 ------------
                                                                    5,476,306
                                                                 ------------
                  Total Corporate Notes and Bonds ..........       44,445,919
                                                                 ------------
                  (Cost $56,834,394)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Government Income Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

ASSET-BACKED SECURITIES - 8.10%

$ 2,891,434       Chase Manhattan Auto Owner Trust
                  Series 1998-C, Class A3
                  5.80%, 01/15/02 ..........................     $  2,884,205
  6,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03 ..........................        5,938,080
  6,000,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A4
                  6.40%, 10/15/02 ..........................        5,996,220
    850,000       Green Tree Financial Corp.
                  Series 1998-1, Class A4
                  6.04%, 11/01/29 ..........................          835,652
  2,500,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06 ..........................        2,376,550
    360,000       Premier Auto Trust
                  Series 1999-2, Class A4
                  5.59%, 02/09/04 ..........................          351,785
  1,400,000       Premier Auto Trust
                  Series 1999-3, Class A4
                  6.43%, 03/08/04 ..........................        1,401,470
  4,000,000       Standard Credit Card Master Trust
                  Series 1993-2, Class A
                  5.95%, 10/07/04 ..........................        3,888,720
                                                                 ------------
                  Total Asset-Backed Securities ............       23,672,682
                                                                 ------------
                  (Cost $23,760,338)

FOREIGN BONDS - 1.24%

  4,000,000       Province of Quebec (E)
                  5.75%, 02/15/09 ..........................        3,640,000
                                                                 ------------
                  Total Foreign Bonds ......................        3,640,000
                                                                 ------------
                  (Cost $3,750,556)

REPURCHASE AGREEMENT - 0.13%

    387,000       Repurchase Agreement with:
                  Chase Manhattan Bank
                  5.20%, 11/01/99, dated 10/29/99
                  Repurchase Price $387,168
                  (Collateralized by U.S. Treasury Bond
                  11.25%, Due 02/15/15;
                  Total Par $270,000
                  Market Value $393,575) ...................          387,000
                                                                 ------------
                  Total Repurchase Agreement ...............          387,000
                                                                 ------------
                  (Cost $387,000)

Total Investments - 103.59% ................................      302,925,094
                                                                 ------------
(Cost $309,092,373)

Net Other Assets and Liabilities - (3.59)% .................      (10,507,415)
                                                                 ------------
Net Assets - 100.00% .......................................     $292,417,679
                                                                 ============

----------
(A)   Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $4,712,500 or 1.61% of net assets.
(D) Floating rate note. Interest rate shown reflects rate in effect at October 31, 1999.
(E)   U.S. Dollar-Denominated.
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Corporate Bond Fund

Portfolio of Investments
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

CORPORATE NOTES AND BONDS - 62.68%

                  Consumer Staples - 11.44%

$   150,000       Becton Dickinson & Co., Debenture
                  8.80%, 03/01/01 ..........................     $    154,500
  1,275,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28 ..........................        1,149,094
    500,000       Crown Cork & Seal Co., Inc.
                  8.38%, 01/15/05 ..........................          515,625
  1,000,000       Diageo Capital, Plc
                  6.00%, 03/27/03 ..........................          971,300
  1,000,000       Diageo Capital, Plc
                  6.13%, 08/15/05 ..........................          960,000
  1,100,000       Hershey Foods Corp., Debenture
                  7.20%, 08/15/27 ..........................        1,078,000
  1,000,000       Mead Corp., Debenture
                  6.84%, 03/01/37 ..........................        1,000,000
  1,000,000       Minnesota Mining & Manufacturing Co.
                  Debenture
                  6.38%, 02/15/28 ..........................          886,250
    675,000       Sysco Corp., Debenture
                  6.50%, 08/01/28 ..........................          604,125
  1,650,000       Time Warner Entertainment Co.
                  8.38%, 03/15/23 ..........................        1,761,375
                                                                 ------------
                                                                    9,080,269
                                                                 ------------

                  Finance - 11.04%

    250,000       CitiGroup, Inc.
                  6.63%, 09/15/05 ..........................          244,063
  1,000,000       CitiGroup, Inc.
                  6.88%, 06/01/25 ..........................          993,750
  1,000,000       Commercial Credit Co.
                  6.20%, 11/15/01 ..........................          992,500
    720,000       Commercial Credit Co.
                  6.45%, 07/01/02 ..........................          715,500
    500,000       Dean Witter Discover & Co.
                  6.75%, 08/15/00 ..........................          503,185
    260,000       Goldman Sachs Group
                  6.65%, 05/15/09 ..........................          247,650
    500,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.13%, 05/15/05 ..........................          477,500
  1,000,000       Norwest Financial, Inc., Senior Note
                  6.88%, 06/15/00 ..........................        1,007,170
  2,400,000       Paccar Financial Corp., Senior Note
                  Series H, MTN
                  5.86%, 03/15/01 ..........................        2,379,000
  1,020,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02 ..........................        1,026,375
    180,000       USL Capital Corp., Senior Note
                  8.13%, 02/15/00 ..........................          181,084
                                                                 ------------
                                                                    8,767,777
                                                                 ------------

                  Utilities - 9.88%

  1,000,000       Baltimore Gas & Electric Co., Mortgage
                  8.38%, 08/15/01 ..........................        1,031,250
    455,000       GTE California, Inc., Debenture
                  Series B
                  6.75%, 03/15/04 ..........................          453,294
    350,000       GTE Corp., Debenture
                  9.38%, 12/01/00 ..........................          360,063
    925,000       GTE Corp., Debenture
                  6.46%, 04/15/08 ..........................          886,844
  1,000,000       GTE Southwest, Inc., Debenture
                  6.00%, 01/15/06 ..........................          946,250
  2,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02 ..........................        1,967,500
  1,000,000       PacifiCorp, MTN
                  6.38%, 05/15/08 ..........................          950,000
  1,000,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 ..........................          966,250
    305,000       Sprint Capital Corp.
                  6.90%, 05/01/19 ..........................          285,556
                                                                 ------------
                                                                    7,847,007
                                                                 ------------

                  Consumer Cyclical - 8.41%

  1,000,000       Coca-Cola Enterprises, Inc.
                  7.88%, 02/01/02 ..........................        1,025,000
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 ..........................          965,000
  1,000,000       McDonald's Corp., Senior MTN
                  5.95%, 01/15/08 ..........................          946,250
  1,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A) ......................          942,500
  1,000,000       PepsiCo, Inc., MTN
                  5.75%, 01/01/03 ..........................          973,750
    300,000       Seagram Co., Ltd., Yankee Note
                  6.50%, 04/01/03 ..........................          292,875
  1,000,000       Wal-Mart Stores, Inc.
                  8.63%, 04/01/01 ..........................        1,030,000
    500,000       Wal-Mart Stores, Inc.
                  6.55%, 08/10/04 ..........................          500,625
                                                                 ------------
                                                                    6,676,000
                                                                 ------------

                  Basic Materials - 5.72%

  1,000,000       International Paper Co.
                  7.63%, 08/01/04 ..........................        1,013,750
    500,000       Loral Corp., Senior Note
                  7.63%, 06/15/04 ..........................          507,500
  1,000,000       Raytheon Co.
                  6.50%, 07/15/05 ..........................          953,750
  1,000,000       Snap-On, Inc.
                  6.63%, 10/01/05 ..........................        1,002,500
  1,000,000       Weyerhaeuser Co., Debenture
                  8.38%, 02/15/07 ..........................        1,063,750
                                                                 ------------
                                                                    4,541,250
                                                                 ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Corporate Bond Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

                  Banking - 5.60%

$ 1,000,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 ..........................     $  1,000,000
  2,000,000       Branch Banking & Trust Co., Senior Note
                  5.70%, 02/01/01 ..........................        1,985,000
    500,000       National City Bank of Kentucky
                  Subordinated Note
                  6.30%, 02/15/11 ..........................          455,625
    500,000       SunTrust Bank, Atlanta
                  Subordinated Note
                  7.25%, 09/15/06 ..........................          501,250
    500,000       Wells Fargo & Co.
                  6.50%, 09/03/02 ..........................          498,750
                                                                 ------------
                                                                    4,440,625
                                                                 ------------

                  Automobile Finance - 3.33%

    250,000       Ford Motor Credit Co.
                  Debenture
                  6.25%, 11/08/00 ..........................          249,778
  1,000,000       Ford Motor Credit Co.
                  Senior Note
                  6.50%, 02/28/02 ..........................          996,250
    180,000       Ford Motor Credit Co.
                  Senior Debenture
                  6.55%, 09/10/02 ..........................          178,650
  1,000,000       General Motors Acceptance Corp.
                  6.88%, 07/15/01 ..........................        1,005,000
    200,000       General Motors Acceptance Corp.
                  9.63%, 12/15/01 ..........................          211,500
                                                                 ------------
                                                                    2,641,178
                                                                 ------------

                  Transportation - 1.56%

  1,000,000       Burlington North Santa Fe
                  6.13%, 03/15/09 ..........................          926,250
    300,000       Southwest Airlines Co.
                  8.00%, 03/01/05 ..........................          315,000
                                                                 ------------
                                                                    1,241,250
                                                                 ------------

                  Publishing - 1.31%

  1,000,000       New York Times Co., Note
                  7.63%, 03/15/05 ..........................        1,038,750
                                                                 ------------

                  Insurance - 1.24%

  1,000,000       Hartford Financial Services Group
                  6.38%, 11/01/02 ..........................          987,500
                                                                 ------------

                  Technology - 1.24%

  1,000,000       International Business Machines Corp.
                  Debenture
                  6.22%, 08/01/27 ..........................          981,250
                                                                 ------------

                  Capital Goods - 1.17%

  1,000,000       Emerson Electric Co.
                  5.85%, 03/15/09 ..........................          926,250
                                                                 ------------

                  Energy - 0.74%

    500,000       Atlantic Richfield Co., Debenture
                  10.88%, 07/15/05 .........................          586,875
                                                                 ------------
                  Total Corporate Notes and Bonds ..........       49,755,981
                                                                 ------------
                  (Cost $51,556,667)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.79%

                  U.S. Treasury Notes - 6.85%

    500,000       6.25%, 08/31/02 ..........................          504,705
  1,000,000       5.88%, 09/30/02 ..........................        1,000,070
  1,200,000       5.75%, 08/15/03 ..........................        1,191,036
     50,000       4.25%, 11/15/03 ..........................           46,970
  2,135,000       6.00%, 08/15/04 ..........................        2,140,914
    560,000       6.00%, 08/15/09 ..........................          559,524
                                                                 ------------
                                                                    5,443,219
                                                                 ------------

                  Federal National
                  Mortgage Association - 6.32%

    350,000       6.50%, 08/15/04 ..........................          350,868
     57,899       7.50%, 11/01/07, Pool 188629 .............           58,658
    575,000       6.38%, 06/15/09 ..........................          561,447
    145,000       6.63%, 09/15/09 ..........................          144,275
     85,937       5.00%, 08/01/10, Pool 006893
                  Series A-1, CMO ..........................           79,948
    981,743       7.50%, 06/01/13, Pool 457543 .............          994,623
  1,861,562       6.00%, 11/01/23, Pool 050940 .............        1,753,945
    636,071       6.50%, 03/01/28, Pool 412263 .............          609,433
    499,257       6.00%, 06/01/29, Pool 252496 .............          465,397
                                                                 ------------
                                                                    5,018,594
                                                                 ------------

                  U.S. Treasury Bonds - 4.74%

  1,000,000       11.63%, 11/15/02 .........................        1,156,160
  1,000,000       12.00%, 08/15/13 .........................        1,370,940
    250,000       7.25%, 05/15/16 ..........................          269,348
    600,000       8.88%, 08/15/17 ..........................          748,122
    250,000       5.25%, 02/15/29 ..........................          216,570
                                                                 ------------
                                                                    3,761,140
                                                                 ------------

                  Federal Home Loan
                  Mortgage Corporation - 4.64%

      8,614       8.75%, 08/01/01, Pool 220011 .............            8,716
  1,000,000       5.75%, 07/15/03 ..........................          979,700
     58,687       7.00%, 06/01/04, Pool 189683 .............           58,586
  1,215,000       6.25%, 07/15/04 ..........................        1,205,888
     42,207       7.50%, 08/01/08, Pool 181313 .............           42,149
    750,000       6.63%, 09/15/09 ..........................          746,250
    148,702       7.00%, 02/01/17, Pool 289284 .............          146,623
    141,775       7.00%, 10/01/22, Pool C00184 .............          140,136

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Corporate Bond Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

                  Federal Home Loan
                  Mortgage Corporation (continued)

$   147,476       7.00%, 02/01/23, Pool C00213 .............     $    145,678
    217,752       6.00%, 09/01/23, Pool D41208 .............          205,639
                                                                 ------------
                                                                    3,679,365
                                                                 ------------

                  Government National
                  Mortgage Association - 2.61%

     54,607       9.00%, 09/15/04, Pool 003669 .............           56,560
     42,542       9.00%, 12/15/08, Pool 027562 .............           44,683
     94,173       8.00%, 05/15/22, Pool 319062 .............           96,409
    482,868       6.00%, 03/15/29, Pool 487061 .............          448,159
    679,510       6.50%, 03/15/29, Pool 464613 .............          649,354
    774,460       7.50%, 09/15/29, Pool 466172 .............          776,396
                                                                 ------------
                                                                    2,071,561
                                                                 ------------

                  Federal Home Loan Bank - 0.63%

    500,000       5.88%, 08/15/01 ..........................          497,730
                                                                 ------------
                  Total U.S. Government
                  and Agency Obligations ...................       20,471,609
                                                                 ------------
                  (Cost $20,921,912)

ASSET-BACKED SECURITIES - 6.78%

  2,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03 ..........................        1,979,360
  1,000,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A-4
                  6.40%, 10/15/02 ..........................          999,370
    978,724       Guaranteed Export Trust Certificates
                  Series 1993-D, Class A-3
                  5.23%, 05/15/05 ..........................          940,362
    500,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06 ..........................          475,310
    600,000       Premier Auto Trust
                  Series 1999-2, Class A-4
                  5.59%, 02/09/04 ..........................          586,308
    400,000       Premier Auto Trust
                  Series 1999-3, Class A-4
                  6.43%, 03/08/04 ..........................          400,420
                                                                 ------------
                  Total Asset-Backed Securities ............        5,381,130
                                                                 ------------
                  (Cost $5,414,453)

FOREIGN BONDS - 2.48%

  1,000,000       Heinz (H.J.) Co.
                  5.75%, 02/03/03 (B) ......................          969,600
    825,000       Province of Quebec
                  5.75%, 02/15/09 (C) ......................          750,750
    250,000       Province of Quebec
                  7.50%, 09/15/29 (C) ......................          250,937
                                                                 ------------
                  Total Foreign Bonds ......................        1,971,287
                                                                 ------------
                  (Cost $2,011,592)

REPURCHASE AGREEMENT - 0.95%

    757,000       Repurchase Agreement with:
                  Chase Manhattan Bank
                  5.20%, 11/01/99, dated 10/29/99
                  Repurchase Price $757,328
                  (Collateralized by U.S. Treasury Bond
                  10.63%, Due 08/15/15;
                  Total Par $550,000
                  Market Value $778,250) ...................          757,000
                                                                 ------------
                  Total Repurchase Agreement ...............          757,000
                                                                 ------------
                  (Cost $757,000)

Total Investments - 98.68% .................................       78,337,007
                                                                 ------------
(Cost $80,661,624)

Net Assets and Other Liabilities - 1.32% ...................        1,044,993
                                                                 ------------
Net Assets - 100.00% .......................................     $ 79,382,000
                                                                 ============

----------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31 1999, these securities amounted to $942,500 or 1.19% of net assets.
(B)   Euro-Dollar Bond
(C)   U.S. Dollar-Denominated
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Quality Bond Fund

Portfolio of Investments
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.76%

                  U.S. Treasury Bonds - 25.15%

$ 4,450,000       12.00%, 08/15/13 .........................     $  6,100,683
  4,000,000       13.25%, 05/15/14 .........................        5,929,720
    700,000       7.50%, 11/15/16 ..........................          772,212
  6,760,000       8.88%, 08/15/17 ..........................        8,428,841
  3,550,000       9.00%, 11/15/18 ..........................        4,506,619
  5,500,000       8.75%, 05/15/20 ..........................        6,884,460
  6,000,000       7.88%, 02/15/21 ..........................        6,935,460
    200,000       8.13%, 05/15/21 ..........................          237,120
  3,500,000       8.13%, 08/15/21 ..........................        4,152,680
  5,975,000       6.38%, 08/15/27 ..........................        5,947,276
  7,340,000       6.13%, 11/15/27 ..........................        7,087,504
  4,250,000       5.50%, 08/15/28 ..........................        3,774,723
  4,440,000       5.25%, 11/15/28 ..........................        3,816,802
  6,895,000       5.25%, 02/15/29 ..........................        5,973,000
  1,750,000       6.13%, 08/15/29 ..........................        1,743,857
                                                                 ------------
                                                                   72,290,957
                                                                 ------------

                  Federal National
                  Mortgage Association - 2.78%

  3,000,000       8.50%, 02/01/05 ..........................        3,017,430
  3,199,000       6.38%, 06/15/09 ..........................        3,123,600
  2,050,000       6.16%, 08/07/28 ..........................        1,854,041
                                                                 ------------
                                                                    7,995,071
                                                                 ------------

                  U.S. Treasury Notes - 4.45%

  5,000,000       6.63%, 06/30/01 ..........................        5,064,750
    675,000       6.25%, 10/31/01 ..........................          680,650
  2,000,000       7.50%, 11/15/01 ..........................        2,063,620
  2,100,000       6.25%, 02/28/02 ..........................        2,118,732
  1,530,000       6.00%, 08/15/04 ..........................        1,534,238
    600,000       5.63%, 05/15/08 ..........................          578,910
    755,000       6.00%, 08/15/09 ..........................          754,358
                                                                 ------------
                                                                   12,795,258
                                                                 ------------

                  U.S. Government-Backed Bonds - 4.43%

  2,000,000       Private Export Funding Corp., Series H
                  6.45%, 09/30/04 ..........................        1,987,500
  4,000,000       Private Export Funding Corp., Series B
                  6.49%, 07/15/07 ..........................        3,935,000
  1,800,000       A.I.D. State of Israel
                  Series 7-A
                  5.45%, 02/15/01 ..........................        1,784,484
  5,000,000       A.I.D. Israel
                  Series 8-C
                  6.63%, 08/15/03 ..........................        5,038,300
                                                                 ------------
                                                                   12,745,284
                                                                 ------------

                  Federal Home Loan
                  Mortgage Corporation - 1.13%

  1,000,000       6.25%, 07/15/04 ..........................          992,500
  2,280,000       6.63%, 09/15/09 ..........................        2,268,600
                                                                 ------------
                                                                    3,261,100
                                                                 ------------

                  U.S. Treasury Strip (A) - 1.82%

  9,000,000       4.86%, 05/15/08 Interest only, (B)                5,247,180
                                                                 ------------
                  Total U.S. Government
                  and Agency Obligations ...................      114,334,850
                                                                 ------------
                  (Cost $114,881,739)

CORPORATE NOTES AND BONDS - 31.90%

                  Utilities - 10.12%

    500,000       Emerson Electric Co.
                  5.85%, 03/15/09 ..........................          463,125
  1,950,000       GTE Corp., Debenture
                  6.46%, 04/15/08 ..........................        1,869,563
  6,500,000       GTE Florida, Inc., Series A, Debenture
                  6.31%, 12/15/02 ..........................        6,418,750
  3,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02 ..........................        2,951,250
  5,000,000       PacifiCorp, MTN
                  6.38%, 05/15/08 ..........................        4,750,000
  2,750,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 ..........................        2,657,187
  1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04 ..........................          961,250
  2,250,000       Sprint Capital Corp.
                  6.90%, 05/01/19 ..........................        2,106,562
  1,500,000       Tele-Communications, Inc.
                  7.25%, 08/01/05 ..........................        1,509,375
  3,300,000       Telecom De Puerto Rico
                  6.15%, 05/15/02 (D) ......................        3,238,926
  2,250,000       Telecom De Puerto Rico
                  6.65%, 05/15/06 (D) ......................        2,174,062
                                                                 ------------
                                                                   29,100,050
                                                                 ------------

                  Consumer Cyclicals - 9.41%

  1,650,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 ..........................        1,592,250
  1,900,000       Colgate-Palmolive Co., Series C, MTN
                  5.27%, 12/01/03 ..........................        1,801,086
  5,050,000       Hershey Foods Corp.
                  7.20%, 08/15/27 ..........................        4,949,000
  1,650,000       McDonald's Corp., MTN
                  5.95%, 01/15/08 ..........................        1,561,313
  2,000,000       Minnesota Mining & Manufacturing Co.
                  Debenture
                  6.38%, 02/15/28 ..........................        1,772,500
  1,800,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (D) ......................        1,696,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Quality Bond Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

                  Consumer Cyclicals (continued)

$   250,000       Procter & Gamble Co.
                  8.50%, 08/10/09 ..........................     $    279,063
  3,000,000       Sara Lee Corp., MTN
                  7.40%, 03/22/02 ..........................        3,048,750
  3,000,000       Sysco Corp.
                  7.00%, 05/01/06 ..........................        3,007,500
  3,675,000       Sysco Corp.
                  6.50%, 08/01/28 ..........................        3,289,125
  1,450,000       Time Warner Entertainment Co.
                  8.38%, 03/15/23 ..........................        1,547,875
  2,500,000       Wal-Mart Stores, Inc.
                  6.88%, 08/10/09 ..........................        2,512,500
                                                                 ------------
                                                                   27,057,462
                                                                 ------------

                  Finance - 7.88%

  2,000,000       Associates Corp. of North America
                  6.63%, 05/15/01 ..........................        2,002,500
  2,000,000       Associates Corp. of North America, MTN
                  7.40%, 05/03/02 ..........................        2,027,500
  4,000,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 ..........................        4,000,000
  1,500,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  5.47%, 09/12/01 ..........................        1,470,000
  1,285,000       General Electric Capital Corp., MTN
                  6.33%, 09/17/01 ..........................        1,283,394
    250,000       General Electric Capital Corp.
                  8.30%, 09/20/09 ..........................          271,875
  1,165,000       Goldman Sachs Group
                  6.65%, 05/15/09 ..........................        1,109,663
  2,000,000       Key Bank of North America
                  7.13%, 08/15/06 ..........................        1,972,500
  3,500,000       National Rural Utilities
                  5.50%, 01/15/05 ..........................        3,259,375
  1,025,000       National Rural Utilities Cooperative
                  Finance Corp.
                  6.20%, 02/01/08 ..........................          969,906
  3,000,000       Suntrust Bank, Atlanta, MTN
                  7.25%, 09/15/06 ..........................        3,007,500
  1,300,000       Suntrust Bank of Central Florida, MTN
                  6.90%, 07/01/07 ..........................        1,285,375
                                                                 ------------
                                                                   22,659,588
                                                                 ------------

                  Health Care - 1.21%

    800,000       Abbott Laboratories
                  6.40%, 12/01/06 ..........................          787,000
  3,000,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28 ..........................        2,703,750
                                                                 ------------
                                                                    3,490,750
                                                                 ------------

                  Automobile Finance - 1.21%

  3,500,000       Ford Motor Credit Co.
                  6.70%, 07/16/04 ...........................       3,465,000
                                                                 ------------

                  Industrial - 1.18%

  2,000,000       Illinois Tool Works
                  5.75%, 03/01/09 ..........................        1,835,000
  1,650,000       Xerox Corp.
                  5.50%, 11/15/03 ..........................        1,571,625
                                                                 ------------
                                                                    3,406,625
                                                                 ------------

                  Technology - 0.89%

  2,500,000       International Business Machines Corp.
                  7.25%, 11/01/02 ..........................        2,546,875
                                                                 ------------
                  Total Corporate Notes and Bonds ..........       91,726,350
                                                                 ------------
                  (Cost $98,960,681)

MORTGAGE-BACKED SECURITIES - 18.11%

                  Government National
                  Mortgage Association - 10.58%

    246,675       6.50%, 03/15/13, Pool 458165 ............           242,358
     75,943       6.50%, 03/15/13, Pool 463723 ............            74,589
    250,340       6.50%, 04/15/13, Pool 466013 ............           245,879
    279,576       6.50%, 04/15/13, Pool 473476 ............           274,594
    300,284       6.50%, 05/15/13, Pool 433742 ............           294,933
    136,908       6.50%, 05/15/13, Pool 476292 ............           134,469
     46,926       6.50%, 10/15/13, Pool 434026 ............            46,090
    341,920       6.50%, 10/15/13, Pool 434017 ............           335,827
  1,971,733       6.50%, 10/15/13, Pool 471586 ............         1,936,597
    382,752       6.50%, 10/15/13, Pool 464249 ............           375,931
    126,581       6.50%, 10/15/13, Pool 484576 ............           124,325
  1,108,232       6.50%, 11/15/13, Pool 454228 ............         1,088,140
    770,765       6.50%, 11/15/13, Pool 477529 ............           757,030
    824,926       6.50%, 11/15/13, Pool 490795 ............           809,970
    922,537       6.63%, 07/20/22, Pool 008022 (C) ........           930,038
  1,351,881       7.00%, 11/15/22, Pool 330551 ............         1,335,199
    969,745       6.50%, 01/15/29, Pool 482909 ............           926,708
  3,324,955       7.00%, 01/15/29, Pool 499333 ............         3,261,548
    742,694       7.00%, 02/15/29, Pool 470018 ............           728,531
  3,473,928       7.00%, 02/15/29, Pool 486937 ............         3,407,680
  4,699,758       7.00%, 02/15/29, Pool 492173 ............         4,610,134
     24,372       6.50%, 03/15/29, Pool 464613 ............            23,291
  3,530,962       6.00%, 03/15/29, Pool 464632 ............         3,277,156
  2,034,553       6.50%, 03/15/29, Pool 503051 ............         1,944,260
  1,926,550       6.50%, 04/15/29, Pool 483349 ............         1,841,050
  1,398,994       7.50%, 09/15/29, Pool 466158 ............         1,402,491
                                                                 ------------
                                                                   30,428,818
                                                                 ------------

                  Federal National
                  Mortgage Association - 3.39%

    778,864       6.50%, 05/01/06, Pool 348137 .............          773,801
  2,183,829       6.75%, 04/25/21, Pool 0096-4 .............        2,185,860
  2,617,283       8.50%, 12/01/25, Pool 313420 .............        2,711,322
  4,000,000       8.00%, 10/01/29, Pool 252875 .............        4,075,000
                                                                 ------------
                                                                    9,745,983
                                                                 ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Quality Bond Fund

Portfolio of Investments (continued)
October 31, 1999

  Par Value                                                           Value
  ---------                                                           -----

                  Federal Home Loan
                  Mortgage Corporation - 2.79%

$ 3,000,000       6.00%, 04/15/22, Pool  2118QC ............     $  2,850,930
  5,000,000       8.50%, 10/01/29, Pool  G01072 ............        5,179,650
                                                                 ------------
                                                                    8,030,580
                                                                 ------------

                  Structured Mortgage Product - 1.35%

  1,149,671       Prudential Home Mortgage Securities
                  Series 1993-38, Class A-3, CMO
                  6.15%, 09/25/23 ..........................        1,130,621
  2,799,428       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 ..........................        2,743,877
                                                                 ------------
                                                                    3,874,498
                                                                 ------------
                  Total Mortgage-Backed Securities .........       52,079,879
                                                                 ------------
                  (Cost $53,278,278)

ASSET-BACKED SECURITIES - 6.34%

  2,216,766       Chase Manhattan Auto Owner Trust
                  Series 1998-C, Class A3
                  5.80%, 01/15/02 ..........................        2,211,224
  6,000,000       Citibank Credit Card Master Trust I
                  Series 1998-6
                  5.85%, 04/10/03 ..........................        5,951,220
  1,000,000       Citibank Credit Card Master Trust I
                  Series 1999-1, Class A
                  5.50%, 02/15/06 ..........................          952,810
  3,500,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A5
                  6.52%, 09/15/03 ..........................        3,498,880
    850,000       Green Tree Financial Corp.
                  Series 1998-1, Class A4
                  6.04%, 11/01/29 ..........................          835,652
  5,050,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06 ..........................        4,800,630
                                                                 ------------
                  Total Asset-Backed Securities ............       18,250,416
                                                                 ------------
                  (Cost $18,377,977)

FOREIGN BOND - 1.77%

  1,500,000       Heinz (H.J.) Co. (E)
                  5.75%, 02/03/03 ..........................        1,454,400
  4,000,000       Province of Quebec (F)
                  5.75%, 02/15/09 ..........................        3,640,000
                                                                 ------------
                  Total Foreign Bond .......................        5,094,400
                                                                 ------------
                  (Cost $5,233,631)

REPURCHASE AGREEMENT - 1.47%

  4,220,000       Repurchase Agreement with:
                  Chase Manhattan Bank
                  5.20%, 11/01/99, dated 10/29/99
                  Repurchase Price $4,221,829
                  (Collateralized by U.S. Treasury Bond
                  10.63%, Due 08/15/15;
                  Total Par $3,045,000
                  Market Value $4,308,675) .................        4,220,000
                                                                 ------------
                  Total Repurchase Agreement ...............        4,220,000
                                                                 ------------
                  (Cost $4,220,000)

Total Investments - 99.35% .................................      285,705,895
                                                                 ------------
(Cost $294,952,306)

Net Other Assets and Liabilities - 0.65% ...................        1,860,432
                                                                 ------------
Net Assets - 100.00% .......................................     $287,566,327
                                                                 ============

----------
(A)   Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Floating rate note. Interest rate shown reflects rate in effect at October 31, 1999.
(D) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $7,109,488 or 2.47% of net assets.
(E)   Euro-Dollar Bond
(F)   U.S. Dollar-Denominated
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Assets and Liabilities
October 31, 1999

                                                                                   Intermediate
                                                                    Short-Term       Government      Corporate     High Quality
                                                                     Bond Fund      Income Fund      Bond Fund       Bond Fund
                                                                   -------------   -------------   -------------   -------------
ASSETS:
   Investments (Note 2):
     Investments at cost ........................................  $  49,997,042   $ 308,705,373   $  79,904,624   $ 290,732,306
     Repurchase Agreements ......................................      6,805,000         387,000         757,000       4,220,000
     Net unrealized appreciation (depreciation) on investments ..       (564,271)     (6,167,279)     (2,324,617)     (9,246,411)
                                                                   -------------   -------------   -------------   -------------
       Total investments at value ...............................     56,237,771     302,925,094      78,337,007     285,705,895
   Cash .........................................................             --          67,201           7,342          15,546
   Receivable for investments sold ..............................      1,100,890      11,427,453       1,093,072       1,961,287
   Receivable for shares sold ...................................        190,590         804,171         315,098       1,095,375
   Interest receivable ..........................................        582,081       3,114,903       1,154,264       4,505,548
   Deferred organizational expense (Note 2) .....................             --              --             448              --
   Other Assets .................................................             --              --          42,526              --
                                                                   -------------   -------------   -------------   -------------
       Total Assets .............................................     58,111,332     318,338,822      80,949,757     293,283,651
                                                                   -------------   -------------   -------------   -------------

LIABILITIES:
   Dividends payable ............................................        245,054       1,432,135         392,325       1,359,916
   Payable for investments purchased ............................        869,810      23,848,199       1,091,002       3,717,395
   Payable for shares redeemed ..................................         16,730         392,997           1,666         437,303
   Advisory fee payable (Note 3) ................................         26,462         137,278          36,927         131,993
   Payable to Fleet affiliates (Note 3) .........................          8,388          12,733           6,727             345
   Payable to Administrator (Note 3) ............................         15,764          44,438          11,086          49,443
   Trustees' fees and expenses payable (Note 3) .................          2,943           9,749           3,159           7,331
   Payable to Custodian .........................................          5,597              --              --              --
   Accrued expenses and other payables ..........................         17,506          43,614          24,865          13,598
                                                                   -------------   -------------   -------------   -------------
       Total Liabilities ........................................      1,208,254      25,921,143       1,567,757       5,717,324
                                                                   -------------   -------------   -------------   -------------
NET ASSETS ......................................................  $  56,903,078   $ 292,417,679   $  79,382,000   $ 287,566,327
                                                                   =============   =============   =============   =============

NET ASSETS consist of:
   Par value (Note 5) ...........................................  $       5,770   $      29,672   $       7,770   $      28,063
   Paid-in capital in excess of par value .......................     63,124,437     325,538,650      84,176,495     298,171,488
   Undistributed net investment income ..........................        201,761         418,658         260,383         280,469
   Accumulated net realized gain (loss) on investments sold .....     (5,864,619)    (27,402,022)     (2,738,031)     (1,667,282)
   Net unrealized appreciation (depreciation) of investments ....       (564,271)     (6,167,279)     (2,324,617)     (9,246,411)
                                                                   -------------   -------------   -------------   -------------
TOTAL NET ASSETS ................................................  $  56,903,078   $ 292,417,679   $  79,382,000   $ 287,566,327
                                                                   =============   =============   =============   =============

Retail A Shares:
   Net Assets ...................................................  $  24,652,827   $  56,453,630             N/A   $  42,905,576
   Shares of beneficial interest outstanding ....................      2,499,555       5,728,355             N/A       4,187,138
   NET ASSET VALUE and redemption price per share ...............  $        9.86   $        9.86             N/A   $       10.25
   Sales charge - 3.75% of offering price .......................           0.38            0.38             N/A            0.40
                                                                   -------------   -------------   -------------   -------------
   Maximum offering price per share .............................  $       10.24   $       10.24             N/A   $       10.65
                                                                   =============   =============   =============   =============

Retail B Shares:
   Net Assets ...................................................  $     812,314   $   1,084,478             N/A   $   6,550,339
   Shares of beneficial interest outstanding ....................         82,355         110,102             N/A         639,249
                                                                   -------------   -------------   -------------   -------------
   NET ASSET VALUE and offering price per share* ................  $        9.86   $        9.85             N/A   $       10.25
                                                                   =============   =============   =============   =============

Trust Shares:
   Net Assets ...................................................  $  31,437,937   $ 234,879,571   $  79,382,000   $ 237,771,762
   Shares of beneficial interest outstanding ....................      3,187,772      23,833,798       7,769,810      23,203,752
                                                                   -------------   -------------   -------------   -------------
   NET ASSET VALUE, offering and redemption price per share .....  $        9.86   $        9.85   $       10.22   $       10.25
                                                                   =============   =============   =============   =============

A Prime Shares:
   Net Assets ...................................................            N/A             N/A             N/A   $      16,084
   Shares of beneficial interest outstanding ....................            N/A             N/A             N/A           1,569
   NET ASSET VALUE and redemption price per share ...............            N/A             N/A             N/A   $       10.25
   Sales charge - 4.75% of offering price .......................            N/A             N/A             N/A            0.51
                                                                   -------------   -------------   -------------   -------------
   Maximum offering price per share .............................            N/A             N/A             N/A   $       10.76
                                                                   =============   =============   =============   =============

B Prime Shares:
   Net Assets ...................................................            N/A             N/A             N/A   $     322,566
   Shares of beneficial interest outstanding ....................            N/A             N/A             N/A          31,509
                                                                   -------------   -------------   -------------   -------------
   NET ASSET VALUE and offering price per share* ................            N/A             N/A             N/A   $       10.24
                                                                   =============   =============   =============   =============

----------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Operations
For the year ended October 31, 1999

                                                                  Intermediate
                                                     Short-Term    Government     Corporate    High Quality
                                                     Bond Fund     Income Fund    Bond Fund     Bond Fund
                                                    -----------   ------------   -----------   ------------
INVESTMENT INCOME:
   Interest (Note 2) .............................  $ 3,628,243   $ 19,014,124   $ 5,338,814   $ 17,710,263
                                                    -----------   ------------   -----------   ------------
     Total investment income .....................    3,628,243     19,014,124     5,338,814     17,710,263
                                                    -----------   ------------   -----------   ------------

EXPENSES:
   Investment advisory fee (Note 3) ..............      457,152      2,282,992       619,564      2,106,150
   Administration fee (Note 3) ...................       45,886        229,022        61,835        211,269
   Custodian fee .................................       21,969         32,652        24,991         36,686
   Fund accounting fee (Note 3) ..................       45,674         71,627        46,812         78,661
   Professional fees (Note 3) ....................       16,519         25,060        16,339         32,362
   Transfer agent fee (Note 3) ...................       37,680        136,859        59,408        382,524
   Shareholder services and 12b-1 fees (Note 3) ..       44,526         92,214            --        120,520
   Trustees' fees and expenses (Note 3) ..........        1,832          7,562         1,846          6,754
   Amortization of organization costs (Note 2) ...           --             --         3,938             --
   Reports to shareholders .......................        9,774         31,528        20,190         32,573
   Miscellaneous .................................       34,248         42,370         8,536         58,011
                                                    -----------   ------------   -----------   ------------
     Total expenses before reimbursement/waiver ..      715,260      2,951,886       863,459      3,065,510
                                                    -----------   ------------   -----------   ------------
     Less: reimbursement/waiver (Note 4) .........     (122,717)      (610,559)     (165,217)      (574,625)
                                                    -----------   ------------   -----------   ------------
     Total expenses net of reimbursement/waiver ..      592,543      2,341,327       698,242      2,490,885
                                                    -----------   ------------   -----------   ------------
NET INVESTMENT INCOME ............................    3,035,700     16,672,797     4,640,572     15,219,378
                                                    -----------   ------------   -----------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold ..       51,351     (3,699,849)     (559,771)    (1,517,657)
   Net change in unrealized (depreciation)
     of investments ..............................   (1,554,809)   (15,849,529)   (4,858,917)   (21,199,859)
                                                    -----------   ------------   -----------   ------------

NET REALIZED AND UNREALIZED (LOSS)
   ON INVESTMENTS ................................   (1,503,458)   (19,549,378)   (5,418,688)   (22,717,516)
                                                    -----------   ------------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................  $ 1,532,242   $ (2,876,581)  $  (778,116)  $ (7,498,138)
                                                    ===========   ============   ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Changes in Net Assets

                                                                                             Intermediate Government
                                                                Short-Term Bond Fund               Income Fund
                                                            ---------------------------   -----------------------------
                                                              Years ended October 31,        Years ended October 31,
                                                                1999           1998            1999            1998
                                                            ------------   ------------   -------------   -------------
NET ASSETS at beginning of period ........................  $ 68,224,850   $ 78,702,807   $ 306,627,909   $ 274,840,329
                                                            ------------   ------------   -------------   -------------

Increase in Net Assets resulting from operations:
   Net investment income .................................     3,035,700      3,710,475      16,672,797      16,426,815
   Net realized gain (loss) on investments sold ..........        51,351        276,632      (3,699,849)      3,980,175
   Net change in unrealized appreciation (depreciation)
     of investments ......................................    (1,554,809)       473,071     (15,849,529)      5,732,449
                                                            ------------   ------------   -------------   -------------
     Net increase (decrease) in net assets resulting
       from operations ...................................     1,532,242      4,460,178      (2,876,581)     26,139,439
                                                            ------------   ------------   -------------   -------------

Dividends to shareholders from:
   Retail A Shares:
     Net investment income ...............................    (1,268,353)    (1,464,083)     (3,300,117)     (3,735,466)
                                                            ------------   ------------   -------------   -------------

   Retail B Shares:
     Net investment income ...............................       (35,835)       (44,206)        (27,129)            N/A
                                                            ------------   ------------   -------------   -------------

   Trust Shares:
     Net investment income ...............................    (1,693,636)    (2,384,791)    (13,345,551)    (13,367,624)
                                                            ------------   ------------   -------------   -------------

   Total Dividends to shareholders .......................    (2,997,824)    (3,893,080)    (16,672,797)    (17,103,090)
                                                            ------------   ------------   -------------   -------------

Net increase (decrease) from share transactions(1) .......    (9,856,190)   (11,045,055)      5,339,148      22,751,231
                                                            ------------   ------------   -------------   -------------
   Net increase (decrease) in net assets .................   (11,321,772)   (10,477,957)    (14,210,230)     31,787,580
                                                            ------------   ------------   -------------   -------------

NET ASSETS at end of period (including line A) ...........  $ 56,903,078   $ 68,224,850   $ 292,417,679   $ 306,627,909
                                                            ============   ============   =============   =============

(A) Undistributed net investment income ..................  $    201,761   $    123,662   $     418,658   $     169,845
                                                            ============   ============   =============   =============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 28 and 29.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Changes in Net Assets

                                                                              Corporate Bond Fund         High Quality Bond Fund
                                                                           --------------------------   ---------------------------
                                                                            Years ended October 31,       Years ended October 31,
                                                                               1999          1998           1999           1998
                                                                           -----------   ------------   ------------   ------------
NET ASSETS at beginning of period .......................................  $83,564,654   $ 91,728,383   $268,441,362   $212,346,575
                                                                           -----------   ------------   ------------   ------------

Increase in Net Assets resulting from operations:
   Net investment income ................................................    4,640,572      5,160,979     15,219,378     12,717,417
   Net realized gain (loss) on investments sold .........................     (559,771)     1,076,268     (1,517,657)     5,166,591
   Net change in unrealized appreciation (depreciation) of investments ..   (4,858,917)     1,374,412    (21,199,859)     5,644,735
                                                                           -----------   ------------   ------------   ------------
     Net increase (decrease)in net assets resulting from operations .....     (778,116)     7,611,659     (7,498,138)    23,528,743
                                                                           -----------   ------------   ------------   ------------

Dividends to shareholders from:
   Retail A Shares:
     Net investment income ..............................................           --             --     (2,585,461)    (1,841,859)
     Net realized gain on investments ...................................           --             --       (406,430)            --
                                                                           -----------   ------------   ------------   ------------
       Total Dividends ..................................................           --             --     (2,991,891)    (1,841,859)
                                                                           -----------   ------------   ------------   ------------

   Retail B Shares:
     Net investment income ..............................................          N/A            N/A       (313,178)      (157,568)
     Net realized gain on investments ...................................          N/A            N/A        (48,125)            --
                                                                           -----------   ------------   ------------   ------------
       Total Dividends ..................................................          N/A            N/A       (361,303)      (157,568)
                                                                           -----------   ------------   ------------   ------------

   Trust Shares:
     Net investment income ..............................................   (4,640,572)    (5,434,239)   (12,365,223)   (10,708,262)
     Net realized gain on investments ...................................           --             --     (1,827,182)            --
                                                                           -----------   ------------   ------------   ------------
       Total Dividends ..................................................   (4,640,572)    (5,434,239)   (14,192,405)   (10,708,262)
                                                                           -----------   ------------   ------------   ------------

   A Prime Shares:
     Net investment income ..............................................          N/A            N/A         (1,308)           N/A
     Net realized gain on investments ...................................          N/A            N/A           (411)           N/A
                                                                           -----------   ------------   ------------   ------------
       Total Dividends ..................................................          N/A            N/A         (1,719)           N/A
                                                                           -----------   ------------   ------------   ------------

   B Prime Shares:
     Net investment income ..............................................          N/A            N/A        (10,096)           N/A
     Net realized gain on investments ...................................          N/A            N/A           (494)           N/A
                                                                           -----------   ------------   ------------   ------------
       Total Dividends ..................................................          N/A            N/A        (10,590)           N/A
                                                                           -----------   ------------   ------------   ------------

   Total Dividends to shareholders ......................................   (4,640,572)    (5,434,239)   (17,557,908)   (12,707,689)
                                                                           -----------   ------------   ------------   ------------

Net increase (decrease) from share transactions(1) ......................    1,236,034    (10,341,149)    44,181,011     45,273,733
                                                                           -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets ................................   (4,182,654)    (8,163,729)    19,124,965     56,094,787
                                                                           -----------   ------------   ------------   ------------

NET ASSETS at end of period (including line A) ..........................  $79,382,000   $ 83,564,654   $287,566,327   $268,441,362
                                                                           ===========   ============   ============   ============

(A) Undistributed net investment income .................................  $   260,383   $    131,668   $    280,469   $    203,154
                                                                           ===========   ============   ============   ============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets-- Capital Stock Activity on pages 28 and 29.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                                        Intermediate Government
                                                            Short-Term Bond Fund              Income Fund
                                                        ---------------------------   ---------------------------
                                                           Years ended October 31,      Years ended October 31,
                                                            1999           1998           1999           1998
                                                        ------------   ------------   ------------   ------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .................................................  $ 26,400,028   $ 15,574,273   $ 10,176,855   $ 14,217,594
Issued to shareholders in reinvestment of dividends ..     1,090,190      1,235,792      2,559,568      2,790,118
Repurchased ..........................................   (31,264,721)   (15,956,842)   (19,108,917)   (17,809,958)
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....  $ (3,774,503)  $    853,223   $ (6,372,494)  $   (802,246)
                                                        ============   ============   ============   ============

Retail B Shares:
Sold .................................................  $    314,056   $  1,004,036   $  1,457,973            N/A
Issued to shareholders in reinvestment of dividends ..        29,447         41,720         22,337            N/A
Repurchased ..........................................      (596,974)      (873,621)      (362,484)           N/A
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....  $   (253,471)  $    172,135   $  1,117,826            N/A
                                                        ============   ============   ============   ============

Trust Shares:
Sold .................................................  $  5,131,414   $ 19,853,367   $ 43,486,208   $ 56,054,947
Issued to shareholders in reinvestment of dividends ..       765,143      1,021,177      3,528,720      3,567,705
Repurchased ..........................................   (11,724,773)   (32,944,957)   (36,421,112)   (36,069,175)
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....  $ (5,828,216)  $(12,070,413)  $ 10,593,816   $ 23,553,477
                                                        ============   ============   ============   ============

SHARE ACTIVITY
Retail A Shares:
Sold .................................................     2,649,070      1,555,052        991,566      1,383,512
Issued to shareholders in reinvestment of dividends ..       111,011        124,057        254,097        272,011
Repurchased ..........................................    (3,137,758)    (1,595,494)    (1,884,668)    (1,731,933)
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....      (377,677)        83,615       (639,005)       (76,410)
                                                        ============   ============   ============   ============

Retail B Shares:
Sold .................................................        31,480        101,000        143,750            N/A
Issued to shareholders in reinvestment of dividends ..         2,980          4,171          2,260            N/A
Repurchased ..........................................       (59,672)       (88,011)       (35,908)           N/A
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....       (25,212)        17,160        110,102            N/A
                                                        ============   ============   ============   ============

Trust Shares:
Sold .................................................       513,395      1,986,106      4,284,192      5,459,216
Issued to shareholders in reinvestment of dividends ..        77,948        102,083        349,318        347,783
Repurchased ..........................................    (1,172,148)    (3,298,697)    (3,631,847)    (3,517,644)
                                                        ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding .....      (580,805)    (1,210,508)     1,001,663      2,289,355
                                                        ============   ============   ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Taxable Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                              Corporate Bond Fund           High Quality Bond Fund
                                                        ------------------------------  -------------------------------
                                                            Years ended October 31,         Years ended October 31,
                                                             1999            1998            1999             1998
                                                        --------------  --------------  --------------   --------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .................................................  $           --  $           --  $   21,457,219   $   26,890,214
Issued to shareholders in reinvestment of dividends ..              --              --       2,682,994        1,560,277
Repurchased ..........................................              --              --     (22,644,891)     (12,206,245)
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................  $           --  $           --  $    1,495,322   $   16,244,246
                                                        ==============  ==============  ==============   ==============

Retail B Shares:
Sold .................................................             N/A             N/A  $    3,562,927   $    3,721,786
Issued to shareholders in reinvestment of dividends ..             N/A             N/A         282,560          133,597
Repurchased ..........................................             N/A             N/A      (2,119,922)        (596,983)
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A  $    1,725,565   $    3,258,400
                                                        ==============  ==============  ==============   ==============

Trust Shares:
Sold .................................................  $   16,506,253  $   23,376,133  $   80,582,877   $   63,505,520
Issued to shareholders in reinvestment of dividends ..       2,407,438       2,954,566       9,324,509        6,911,279
Repurchased ..........................................     (17,677,657)    (36,671,848)    (49,305,977)     (44,645,712)
                                                        --------------  --------------  --------------   --------------
   Net increase (decrease) in shares outstanding .....  $    1,236,034  $  (10,341,149) $   40,601,409   $   25,771,087
                                                        ==============  ==============  ==============   ==============

A Prime Shares:
Sold .................................................             N/A             N/A  $       52,116              N/A
Issued to shareholders in reinvestment of dividends ..             N/A             N/A              70              N/A
Repurchased ..........................................             N/A             N/A         (33,508)             N/A
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A  $       18,678              N/A
                                                        ==============  ==============  ==============   ==============

B Prime Shares:
Sold .................................................             N/A             N/A  $      359,496              N/A
Issued to shareholders in reinvestment of dividends ..             N/A             N/A           9,403              N/A
Repurchased ..........................................             N/A             N/A         (28,862)             N/A
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A  $      340,037              N/A
                                                        ==============  ==============  ==============   ==============

SHARE ACTIVITY
Retail A Shares:
Sold .................................................              --              --       1,977,732        2,460,852
Issued to shareholders in reinvestment of dividends ..              --              --         251,778          142,902
Repurchased ..........................................              --              --      (2,138,328)      (1,118,893)
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................              --              --          91,182        1,484,861
                                                        ==============  ==============  ==============   ==============

Retail B Shares:
Sold .................................................             N/A             N/A         329,766          339,876
Issued to shareholders in reinvestment of dividends ..             N/A             N/A          26,426           12,227
Repurchased ..........................................             N/A             N/A        (200,809)         (54,909)
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A         155,383          297,194
                                                        ==============  ==============  ==============   ==============

Trust Shares:
Sold .................................................       1,552,757       2,187,748       7,573,939        5,817,335
Issued to shareholders in reinvestment of dividends ..         225,160         276,364         881,636          633,673
Repurchased ..........................................      (1,674,792)     (3,424,617)     (4,636,948)      (4,104,688)
                                                        --------------  --------------  --------------   --------------
   Net increase (decrease) in shares outstanding .....         103,125        (960,505)      3,818,627        2,346,320
                                                        ==============  ==============  ==============   ==============

A Prime Shares:
Sold .................................................             N/A             N/A           4,700              N/A
Issued to shareholders in reinvestment of dividends ..             N/A             N/A               6              N/A
Repurchased ..........................................             N/A             N/A          (3,137)             N/A
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A           1,569              N/A
                                                        ==============  ==============  ==============   ==============

B Prime Shares:
Sold .................................................             N/A             N/A          33,422              N/A
Issued to shareholders in reinvestment of dividends ..             N/A             N/A             897              N/A
Repurchased ..........................................             N/A             N/A          (2,810)             N/A
                                                        --------------  --------------  --------------   --------------
   Net increase in shares outstanding ................             N/A             N/A          31,509              N/A
                                                        ==============  ==============  ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Short-Term Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                                   Years ended October 31,
                                                              ------------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                              ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period .......................  $    10.10    $    10.01    $     9.99    $    10.06    $     9.73
                                                              ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
  Net investment income (A) ................................        0.49          0.51          0.53          0.52          0.55
  Net realized and unrealized gain (loss) on investments ...       (0.25)         0.11          0.02         (0.07)         0.33
                                                              ----------    ----------    ----------    ----------    ----------
    Total from Investment Operations .......................        0.24          0.62          0.55          0.45          0.88
                                                              ----------    ----------    ----------    ----------    ----------
Less Dividends:
  Dividends from net investment income .....................       (0.48)        (0.53)        (0.53)        (0.52)        (0.55)
                                                              ----------    ----------    ----------    ----------    ----------
    Total Dividends ........................................       (0.48)        (0.53)        (0.53)        (0.52)        (0.55)
                                                              ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value .................       (0.24)         0.09          0.02         (0.07)         0.33
                                                              ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .............................  $     9.86    $    10.10    $    10.01    $     9.99    $    10.06
                                                              ==========    ==========    ==========    ==========    ==========

Total Return(2) ............................................        2.43%         6.42%         5.64%         4.63%         9.28%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........................  $   24,653    $   29,067    $   27,961    $   33,388    $   31,542
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver .................................        4.86%         5.07%         5.29%         5.22%         5.54%
    Operating expenses including reimbursement/waiver ......        1.10%         1.11%         1.00%         1.11%         0.99%
    Operating expenses excluding reimbursement/waiver ......        1.30%         1.31%         1.21%         1.35%         1.32%
Portfolio Turnover Rate ....................................         151%          133%          173%          214%          289%

----------
*     Annualized
**    Not Annualized
(1)   The Fund began offering Retail B Shares on March 4, 1996.
(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.47, $0.49,
      $0.51, $0.50 and $0.52, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996, and 1995 were $0.49 $0.52, $0.52, $0.53, and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998, 1997 and 1996 were $0.39, $0.42, $0.44 and $0.29, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                                                                    Years ended October 31,
                                                              ---------------------------------------------------------------------
                                                                 1999           1998          1997           1996           1995
                                                              ----------     ----------    ----------     ----------     ----------
Net Asset Value, Beginning of Period .......................  $    10.10     $    10.01    $     9.99     $    10.06     $     9.73
                                                              ----------     ----------    ----------     ----------     ----------
Income from Investment Operations:
  Net investment income (A) ................................        0.51           0.54          0.54           0.55           0.57
  Net realized and unrealized gain (loss) on investments ...       (0.25)          0.11          0.02          (0.07)          0.33
                                                              ----------     ----------    ----------     ----------     ----------
    Total from Investment Operations .......................        0.26           0.65          0.56           0.48           0.90
                                                              ----------     ----------    ----------     ----------     ----------
Less Dividends:
  Dividends from net investment income .....................       (0.50)         (0.56)        (0.54)         (0.55)         (0.57)
                                                              ----------     ----------    ----------     ----------     ----------
    Total Dividends ........................................       (0.50)         (0.56)        (0.54)         (0.55)         (0.57)
                                                              ----------     ----------    ----------     ----------     ----------
Net increase (decrease) in net asset value .................       (0.24)          0.09          0.02          (0.07)          0.33
                                                              ----------     ----------    ----------     ----------     ----------
Net Asset Value, End of Period .............................  $     9.86     $    10.10    $    10.01     $     9.99     $    10.06
                                                              ==========     ==========    ==========     ==========     ==========

Total Return(2) ............................................        2.67%          6.68%         5.77%          4.91%          9.55%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........................  $   31,438     $   38,071    $   49,837     $   58,227     $   35,088
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver .................................        5.10%          5.33%         5.43%          5.49%          5.79%
    Operating expenses including reimbursement/waiver ......        0.86%          0.85%         0.86%          0.84%          0.74%
    Operating expenses excluding reimbursement/waiver ......        1.06%          1.05%         1.07%          1.08%          1.02%
Portfolio Turnover Rate ....................................         151%           133%          173%           214%           289%

Retail B Shares

                                                                              Years ended October 31,
                                                                  -----------------------------------------------
                                                                    1999         1998         1997         1996(1)
                                                                  --------     --------     --------     --------
Net Asset Value, Beginning of Period .......................      $  10.10     $  10.01     $   9.99     $  10.09
                                                                  --------     --------     --------     --------
Income from Investment Operations:
  Net investment income(A) .................................          0.42         0.45         0.46         0.31
  Net realized and unrealized gain (loss) on investments ...         (0.25)        0.11         0.03        (0.10)
                                                                  --------     --------     --------     --------
    Total from Investment Operations .......................          0.17         0.56         0.49         0.21
                                                                  --------     --------     --------     --------
Less Dividends:
  Dividends from net investment income .....................         (0.41)       (0.47)       (0.47)       (0.31)
                                                                  --------     --------     --------     --------
    Total Dividends ........................................         (0.41)       (0.47)       (0.47)       (0.31)
                                                                  --------     --------     --------     --------
Net increase (decrease) in net asset value .................         (0.24)        0.09         0.02        (0.10)
                                                                  --------     --------     --------     --------
Net Asset Value, End of Period .............................      $   9.86     $  10.10     $  10.01     $   9.99
                                                                  ========     ========     ========     ========

Total Return(2) ............................................          1.71%        5.73%        4.99%        2.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........................      $    812     $  1,087     $    905     $    260
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver .................................          4.17%        4.40%        4.56%        4.73%*
    Operating expenses including reimbursement/waiver ......          1.79%        1.78%        1.75%        1.77%*
    Operating expenses excluding reimbursement/waiver ......          2.08%        1.99%        2.01%        1.98%*
Portfolio Turnover Rate ....................................           151%         133%         173%         214%**

--------------------------------------------------------------------------------
Intermediate Government Income Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                                    Years ended October 31,
                                                               ------------------------------------------------------------------
                                                                  1999          1998          1997          1996          1995
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ........................  $    10.50         10.18    $    10.06    $    10.28    $     9.68
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(A) .................................        0.54          0.57          0.59          0.57          0.61
   Net realized and unrealized gain (loss) on investments ...       (0.65)         0.34          0.12         (0.22)         0.60
                                                               ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations .......................       (0.11)         0.91          0.71          0.35          1.21
                                                               ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income .....................       (0.53)        (0.59)        (0.59)        (0.57)        (0.61)
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends ........................................       (0.53)        (0.59)        (0.59)        (0.57)        (0.61)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ..................       (0.64)         0.32          0.12         (0.22)         0.60
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ..............................  $     9.86         10.50    $    10.18    $    10.06    $    10.28
                                                               ==========    ==========    ==========    ==========    ==========

Total Return(2) .............................................       (1.11)%        9.22%         7.33%         3.58%        12.85%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................  $   56,454    $   66,865    $   65,626    $   79,741    $   79,558
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....        5.28%         5.49%         5.90%         5.69%         6.10%
   Operating expenses including reimbursement/waiver ........        0.97%         1.01%         1.02%         1.04%         1.02%
   Operating expenses excluding reimbursement/waiver ........        1.17%         1.21%         1.22%         1.24%         1.26%
Portfolio Turnover Rate .....................................         184%          205%          128%          235%          145%

----------
(1)   The Fund began offering Retail B Shares on November 1, 1998.
(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.52, $0.55,
      $0.57, $0.55 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.54, $0.57, $0.60, $0.58 and $0.62, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended October 31, 1999 was $0.42.

                       See Notes to Financial Statements.

Trust Shares

                                                                              Years ended October 31,
                                                               -------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                              --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period .......................  $  10.50    $  10.18    $  10.06    $  10.28    $   9.68
                                                              --------    --------    --------    --------    --------
Income from Investment Operations:
   Net investment income(A) ................................      0.56        0.59        0.62        0.60        0.64
   Net realized and unrealized gain (loss) on investments ..     (0.65)       0.35        0.12       (0.22)       0.60
                                                              --------    --------    --------    --------    --------
     Total from Investment Operations ......................     (0.09)       0.94        0.74        0.38        1.24
                                                              --------    --------    --------    --------    --------
Less Dividends:
   Dividends from net investment income ....................     (0.56)      (0.62)      (0.62)      (0.60)      (0.64)
                                                              --------    --------    --------    --------    --------
     Total Dividends .......................................     (0.56)      (0.62)      (0.62)      (0.60)      (0.64)
                                                              --------    --------    --------    --------    --------
Net increase (decrease) in net asset value .................     (0.65)       0.32        0.12       (0.22)       0.60
                                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period .............................  $   9.85       10.50    $  10.18    $  10.06    $  10.28
                                                              ========    ========    ========    ========    ========

Total Return(2) ............................................     (0.86)%      9.52%       7.63%       3.88%      13.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........................  $234,880    $239,763    $209,215    $213,750    $186,037
Ratios to average net assets:
   Net investment income including reimbursement/waiver ....      5.53%       5.77%       6.19%       5.98%       6.39%
   Operating expenses including reimbursement/waiver .......      0.72%       0.73%       0.74%       0.75%       0.73%
   Operating expenses excluding reimbursement/waiver .......      0.92%       0.93%       0.94%       0.95%       0.94%
Portfolio Turnover Rate ....................................       184%        205%        128%        235%        145%

Retail B Shares

                                                               Period ended
                                                                October 31,
                                                                  1999(1)
                                                                 --------
Net Asset Value, Beginning of Period .......................     $  10.50
                                                                 --------
Income from Investment Operations:
   Net investment income(A) ................................         0.47
   Net realized and unrealized gain (loss) on investments ..        (0.66)
                                                                 --------
     Total from Investment Operations ......................        (0.19)
                                                                 --------
Less Dividends:
   Dividends from net investment income ....................        (0.46)
                                                                 --------
     Total Dividends .......................................        (0.46)
                                                                 --------
Net increase (decrease) in net asset value .................        (0.65)
                                                                 --------
Net Asset Value, End of Period .............................     $   9.85
                                                                 ========

Total Return(2) ............................................        (1.78)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........................     $  1,084
Ratios to average net assets:
   Net investment income including reimbursement/waiver ....         4.61%
   Operating expenses including reimbursement/waiver .......         1.64%
   Operating expenses excluding reimbursement/waiver .......         2.14%
Portfolio Turnover Rate ....................................          184%

--------------------------------------------------------------------------------
Corporate Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Trust Shares

                                                                          Years ended October 31,              Period ended
                                                               --------------------------------------------     October 31,
                                                                 1999        1998        1997        1996         1995(1)
                                                               --------    --------    --------    --------      --------
Net Asset Value, Beginning of Period ........................  $  10.90    $  10.63    $  10.53    $  10.74      $  10.00
                                                               --------    --------    --------    --------      --------
 Income from Investment Operations:
   Net investment income(A) .................................      0.59        0.62        0.66        0.64          0.61
   Net realized and unrealized gain (loss) on investments ...     (0.68)       0.30        0.11       (0.13)         0.74
                                                               --------    --------    --------    --------      --------
     Total from Investment Operations .......................     (0.09)       0.92        0.77        0.51          1.35
                                                               --------    --------    --------    --------      --------
Less Dividends:
   Dividends from net investment income .....................     (0.59)      (0.65)      (0.66)      (0.64)        (0.61)
   Dividends from net realized capital gains ................        --          --       (0.01)      (0.08)           --
                                                               --------    --------    --------    --------      --------
     Total Dividends ........................................     (0.59)      (0.65)      (0.67)      (0.72)        (0.61)
                                                               --------    --------    --------    --------      --------
Net increase (decrease) in net asset value ..................     (0.68)       0.27        0.10       (0.21)         0.74
                                                               --------    --------    --------    --------      --------
Net Asset Value, End of Period ..............................  $  10.22    $  10.90    $  10.63    $  10.53      $  10.74
                                                               ========    ========    ========    ========      ========

Total Return ................................................     (0.82)%      8.96%       7.56%       5.00%        13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................  $ 79,382    $ 83,565    $ 91,728    $107,728      $ 37,391
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....      5.62%       5.80%       6.27%       6.13%         6.61%*
   Operating expenses including reimbursement/waiver ........      0.85%       0.82%       0.80%       0.85%         1.06%*
   Operating expenses excluding reimbursement/waiver ........      1.05%       1.02%       1.00%       1.05%         1.26%*
Portfolio Turnover Rate .....................................       206%        155%         37%         84%           41%**

----------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1999, 1998, 1997 and 1996 and the period ended October 31, 1995 were $0.57, $0.60, $0.64, $0.62 and $0.57, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Quality Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                                    Years ended October 31,
                                                               ------------------------------------------------------------------
                                                                  1999          1998          1997          1996          1995
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ........................  $    11.20    $    10.70    $    10.47    $    10.63    $     9.54
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income(A) .................................        0.57          0.58          0.60          0.59          0.62
   Net realized and unrealized gain (loss) on investments ...       (0.86)         0.50          0.23         (0.16)         1.09
                                                               ----------    ----------    ----------    ----------    ----------
       Total from Investment Operations .....................       (0.29)         1.08          0.83          0.43          1.71
                                                               ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income .....................       (0.57)        (0.58)        (0.60)        (0.59)        (0.62)
   Dividends from net realized capital gains ................       (0.09)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
       Total Dividends ......................................       (0.66)        (0.58)        (0.60)        (0.59)        (0.62)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ..................       (0.95)         0.50          0.23         (0.16)         1.09
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ..............................  $    10.25    $    11.20    $    10.70    $    10.47    $    10.63
                                                               ==========    ==========    ==========    ==========    ==========

Total Return(1) .............................................       (2.66)%       10.35%         8.22%         4.24%        18.46

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................  $   42,906    $   45,879    $   27,950    $   30,984    $   30,093
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....        5.32%         5.30%         5.73%         5.66%         6.16%
   Operating expenses including reimbursement/waiver ........        0.99%         1.00%         1.01%         1.07%         1.02%
   Operating expenses excluding reimbursement/waiver ........        1.20%         1.20%         1.21%         1.28%         1.26%
Portfolio Turnover Rate .....................................         226%          253%          182%          163%          110%

----------
*     Annualized
**    Not Annualized
(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.55, $0.56,
      $0.58, $0.57 and $0.59, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
High Quality Bond Fund

Financial Highlights (continued)
For a Share outstanding throughout each period.

Trust Shares

                                                                               Years ended October 31,
                                                               --------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
                                                               --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ........................  $  11.20    $  10.70    $  10.47    $  10.63    $   9.54
                                                               --------    --------    --------    --------    --------
Income from Investment Operations:
   Net investment income(A) .................................      0.58        0.59        0.61        0.62        0.64
   Net realized and unrealized gain (loss) on investments ...     (0.86)       0.50        0.23       (0.16)       1.09
                                                               --------    --------    --------    --------    --------
       Total from Investment Operations .....................     (0.28)       1.09        0.84        0.46        1.73
                                                               --------    --------    --------    --------    --------
Less Dividends:
   Dividends from net investment income .....................     (0.58)      (0.59)      (0.61)      (0.62)      (0.64)
   Dividends from net realized capital gains ................     (0.09)         --          --          --          --
                                                               --------    --------    --------    --------    --------
       Total Dividends ......................................     (0.67)      (0.59)      (0.61)      (0.62)      (0.64)
                                                               --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ..................     (0.95)       0.50        0.23       (0.16)       1.09
                                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period ..............................  $  10.25    $  11.20    $  10.70    $  10.47    $  10.63
                                                               ========    ========    ========    ========    ========

Total Return(2) .............................................     (2.52)%     10.50%       8.36%       4.46%      18.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................  $237,772    $217,143    $182,398    $149,075    $134,631
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....      5.46%       5.43%       5.88%       5.88%       6.33%
   Operating expenses including reimbursement/waiver ........      0.84%       0.87%       0.87%       0.85%       0.85%
   Operating expenses excluding reimbursement/waiver ........      1.04%       1.07%       1.09%       1.06%       1.07%
Portfolio Turnover Rate .....................................       226%        253%        182%        163%        110%

----------
*     Annualized
**    Not Annualized
(1) The Fund began offering Retail B Shares on March 4, 1996 and A Prime Shares and B Prime Shares on November 1, 1998.
(2) Calculation does not include the effect of any sales charge for Retail B Shares, A Prime Shares and B Prime Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.56, $0.56,
      $0.59, $0.60 and $0.62, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998, 1997 and 1996 were $0.47, $0.49, $0.51 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $0.54. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $0.45.

                       See Notes to Financial Statements.

Retail B Shares

                                                                          Years ended October 31,
                                                               --------------------------------------------
                                                                 1999        1998        1997       1996(1)
                                                               --------    --------    --------    --------
Net Asset Value, Beginning of Period ........................  $  11.20    $  10.70    $  10.47    $  10.72
                                                               --------    --------    --------    --------
Income from Investment Operations:
   Net investment income(A) .................................      0.50        0.51        0.53        0.36
   Net realized and unrealized gain (loss) on investments ...     (0.86)       0.51        0.24       (0.25)
                                                               --------    --------    --------    --------
       Total from Investment Operations .....................     (0.36)       1.02        0.77        0.11
                                                               --------    --------    --------    --------
Less Dividends:
   Dividends from net investment income .....................     (0.50)      (0.52)      (0.54)      (0.36)
   Dividends from net realized capital gains ................     (0.09)         --          --          --
                                                               --------    --------    --------    --------
       Total Dividends ......................................     (0.59)      (0.52)      (0.54)      (0.36)
                                                               --------    --------    --------    --------
Net increase (decrease) in net asset value ..................     (0.95)       0.50        0.23       (0.25)
                                                               --------    --------    --------    --------
Net Asset Value, End of Period ..............................  $  10.25    $  11.20    $  10.70    $  10.47
                                                               ========    ========    ========    ========

Total Return(2) .............................................     (3.25)%      9.73%       7.59%       1.14%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................  $  6,550    $  5,420    $  1,998    $    646
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....      4.72%       4.69%       5.07%       5.34%*
   Operating expenses including reimbursement/waiver ........      1.59%       1.61%       1.69%       1.60%*
   Operating expenses excluding reimbursement/waiver ........      1.88%       1.81%       1.95%       1.81%*
Portfolio Turnover Rate .....................................       226%        253%        182%        163%

A Prime Shares

                                                                  Period ended
                                                                   October 31,
                                                                     1999(1)
                                                                    --------
Net Asset Value, Beginning of Period ........................       $  11.20
                                                                    --------
Income from Investment Operations:
   Net investment income(A) .................................           0.60
   Net realized and unrealized gain (loss) on investments ...          (0.89)
                                                                    --------
       Total from Investment Operations .....................          (0.29)
                                                                    --------
Less Dividends:
   Dividends from net investment income .....................          (0.57)
   Dividends from net realized capital gains ................          (0.09)
                                                                    --------
       Total Dividends ......................................          (0.66)
                                                                    --------
Net increase (decrease) in net asset value ..................          (0.95)
                                                                    --------
Net Asset Value, End of Period ..............................       $  10.25
                                                                    ========

Total Return(2) .............................................          (2.68)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................       $     16
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....           5.35%
   Operating expenses including reimbursement/waiver ........           0.96%
   Operating expenses excluding reimbursement/waiver ........           1.52%
Portfolio Turnover Rate .....................................            226%

B Prime Shares

                                                                  Period ended
                                                                   October 31,
                                                                     1999(1)
                                                                    --------

Net Asset Value, Beginning of Period ........................       $  11.20
                                                                    --------
Income from Investment Operations:
   Net investment income(A) .................................           0.49
   Net realized and unrealized gain (loss) on investments ...          (0.87)
                                                                    --------
       Total from Investment Operations .....................          (0.38)
                                                                    --------
Less Dividends:
   Dividends from net investment income .....................          (0.49)
   Dividends from net realized capital gains ................          (0.09)
                                                                    --------
       Total Dividends ......................................          (0.58)
                                                                    --------
Net increase (decrease) in net asset value ..................          (0.96)
                                                                    --------
Net Asset Value, End of Period ..............................       $  10.24
                                                                    ========

Total Return(2) .............................................          (3.46)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................       $    323
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....           4.60%
   Operating expenses including reimbursement/waiver ........           1.71%
   Operating expenses excluding reimbursement/waiver ........           2.07%
Portfolio Turnover Rate .....................................            226%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

1. Organization

      The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

      The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all five series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares and Retail B Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will automatically convert to A Prime Shares. On November 29, 1999, A Prime Shares and B Prime Shares were redesignated Prime A Shares and Prime B Shares, respectively.

2. Significant Accounting Policies

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

      Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

      Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

      Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

      Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possi-

--------------------------------------------------------------------------------
Notes to Financial Statements

ble decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

      Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

      In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

      Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, Distribution, Shareholder Services and Other Fees

      The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

      The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator")provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

      In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

      First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

      The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

      The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the

--------------------------------------------------------------------------------
Notes to Financial Statements

year ended October 31, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:
                                                               12b-1 Plan
                                               Services        ----------
Fund                                             Plan    Services   Distribution
----                                             ----    --------   ------------
Short-Term Bond ............................   $37,626    $1,201      $ 5,699
Intermediate Government Income .............    87,475       874        3,865
High Quality Bond ..........................    66,090     8,984       43,211

      The Trust has adopted a Distribution Plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding A Prime Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the A Prime Shares Plan to an annual rate of not more than 0.25% of the average daily net asset value of each Fund's outstanding A Prime Shares.

      The Trust has adopted a Distribution and Services Plan (the "B Prime Shares Plan") with respect to B Prime Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding B Prime Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of B Prime Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 1999, the Funds paid fees under the A Prime Shares Plan and B Prime Shares Plan as follows:

                                                       B Prime Shares Plan
                                     A Prime           -------------------
Fund                               Shares Plan     Services       Distribution
----                               -----------     --------       ------------
High Quality Bond................  $        63     $    543        $    1,629

      Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 1999, transfer agent charges for each series were as follows:

Fund                                       Retail A      Retail B       Trust
----                                       --------      --------       -----
Short-Term Bond ......................     $ 29,872      $  2,168     $  5,640
Intermediate Government Income .......       84,722         2,690       49,447
Corporate Bond .......................          N/A           N/A       59,408
High Quality Bond ....................       72,862        11,912      297,298

Fund                                        A Prime       B Prime
----                                        -------       -------
High Quality Bond ....................     $     93      $    359

      Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective May 28, 1999, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

      Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

      Expenses for the year ended October 31, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

      The Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1999, the fees waived

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--------------------------------------------------------------------------------
Notes to Financial Statements

and/or expenses reimbursed with respect to the Funds were as follows:

                                                                 Expenses
Fund                                              Fees Waived   Reimbursed
----                                              -----------   ----------
Short-Term Bond .............................      $121,931      $   786
Intermediate Government Income ..............       609,684          875
Corporate Bond ..............................       165,217           --
High Quality Bond ...........................       562,088       12,539

5. Shares of Beneficial Interest

      The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty-one classes of shares each consisting of one or more series.

      Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, A Prime Shares of a Fund bear the expense of payments under the A Prime Shares Plan, B Prime Shares of a Fund bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

      Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

      The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1999 were as follows:

Fund Purchases                                 Government           Other
--------------                                 ----------           -----
Short-Term Bond ........................      $ 43,611,398      $ 39,920,350
Intermediate Government Income .........       412,841,184       148,082,791
Corporate Bond .........................        95,946,852        70,996,082
High Quality Bond ......................       448,366,755       212,085,841

Fund Sales
----------
Short-Term Bond ........................      $ 48,881,658      $ 49,846,491
Intermediate Government Income .........       432,689,859       117,475,819
Corporate Bond .........................        94,213,260        71,756,764
High Quality Bond ......................       448,876,493       169,786,147

      The aggregate gross unrealized appreciation and (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1999 for each Fund is as follows:

Fund                                    Appreciation       (Depreciation)
----                                    ------------       --------------
Short-Term Bond ...................      $    68,057       $    (636,373)
Intermediate Government Income ....          878,680          (7,209,462)
Corporate Bond ....................          222,822          (2,574,824)
High Quality Bond .................          782,088         (10,404,230)

Fund                                         Net                Cost
----                                         ---                ----
Short-Term Bond ...................      $  (568,316)      $  56,806,087
Intermediate Government Income ....       (6,330,782)        309,255,876
Corporate Bond ....................       (2,352,002)         80,689,009
High Quality Bond .................       (9,622,142)        295,328,037

7. Subsequent Event - Change in Control of Administrator and Change in Distributor (unaudited)

      On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of Investor Services Group (the "Transaction"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into Investor Services Group, which then changed its name to PFPC Inc.

      In connection with the Transaction, on December 1, 1999, Provident Distributors, Inc. became the distributor of the Trust's shares.

8. Federal Tax Information

      At October 31, 1999, the following Funds had capital loss carryforwards:

Fund                                                    Amount        Expiration
----                                                    ------        ----------
Short-Term Bond ...............................      $ 1,789,957         2001
                                                       2,843,359         2002
                                                       1,206,932         2003
                                                          10,917         2004
                                                           9,409         2005
Intermediate Government Income ................       17,636,357         2002
                                                       3,291,626         2003
                                                       2,479,060         2004
                                                       3,831,476         2007
Corporate Bond ................................          288,371         2002
                                                       1,309,536         2003
                                                         450,363         2005
                                                         662,376         2007
High Quality Bond .............................        1,291,551         2007

--------------------------------------------------------------------------------
Notes to Financial Statements

9. Tax Information (unaudited)

      During the fiscal year ended October 31, 1999, the following Funds earned income from direct obligations of the U.S. Government:

                                                          U.S. Government
     Fund                                                      Income
     ----                                                 ---------------
Short-Term Bond.........................................       13.47%
Intermediate Government Income..........................       30.83%
Corporate Bond..........................................       11.18%
High Quality Bond.......................................       31.38%

      Appropriate tax information detailing U.S. government income percentages on a calendar basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

--------------------------------------------------------------------------------
Notes to Financial Statements

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund (four of the portfolios constituting The Galaxy Fund) as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for the four years then ended were audited by other auditors whose report dated December 23, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund portfolios of The Galaxy Fund at October 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 13, 1999

--------------------------------------------------------------------------------
Shareholder Information

TRUSTEES AND OFFICERS

Dwight E. Vicks, Jr.
Chairman and Trustee

John T. O'Neill
President, Treasurer and Trustee

Louis DeThomasis, F.S.C., Ph.D.
Trustee

Donald B. Miller
Trustee

James M. Seed
Trustee

Bradford S. Wellman
Trustee

W. Bruce McConnel, III, Esq.
Secretary

Jylanne Dunne
Vice President and Assistant Treasurer

William Greilich
Vice President

INVESTMENT ADVISOR

Fleet Investment
Advisors, Inc.
75 StateStreet
Boston, MA
02109

DISTRIBUTOR

Provident Distributors, Inc.
Four Falls Corporate Center
6th Floor
West Conshohocken, PA
19428-2961

ADMINISTRATOR

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581-5108

AUDITOR

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from the Funds' distributor by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, FleetBoston Corporation or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.

                                 [RECYCLE LOGO]

                   This report was printed on recycled paper.

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                                                        ------------------
[LOGO] Galaxy Funds   P.O. Box 6520                     BULK RATE
                      Providence, RI 02940-6520         U. S. POSTAGE PAID
                                                        PERMIT NO. 105
                                                        NORTH READING, MA
                                                        ------------------